UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04014

Meridian Fund, Inc.®

(Exact name of registrant as specified in charter)

100 Fillmore St., Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

David J. Corkins

100 Fillmore St., Suite 325

Denver, CO 80206

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-398-2929

Date of fiscal year end: June 30

Date of reporting period: December 31, 2017

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-annual Report
December 31, 2017
Meridian Fund, Inc.

Meridian Growth Fund
Meridian Contrarian Fund
Meridian Equity Income Fund
Meridian Small Cap Growth Fund

MERIDIAN FUND, INC.

Meridian Funds	3	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. stocks posted strong gains during the semiannual period ended December 31, 2017, capping a year of exuberant equity market performance. The rally was fueled by positive economic and earnings news, moderate inflation, and congressional passage of the largest corporate tax cut in decades. The tax overhaul drastically reduced the corporate income tax rate from 35% to 21%. In addition, oil rallied after OPEC nations agreed to extend production cuts.
As anticipated, the Federal Reserve raised the federal funds rate by 25 basis points in December, its third and final rate hike of the year. Policymakers are expected to continue raising rates at a gradual pace through 2018, given relatively moderate inflation.
Investors continued to demonstrate a preference for large cap stocks, which outperformed mid caps and small caps during the period, as measured by the Russell family of indices. Meanwhile, growth stocks outperformed value across all capitalization ranges.

Fund Performance
For the six months ended December 31, 2017 the Meridian Growth Fund Legacy Class shares returned 11.05% underperforming its benchmark, the Russell 2500 Growth Index, which gained 12.49%.
Our investment process prioritizes the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions. While our risk-first approach is particularly effective during heightened volatility, volatility remained scarce during the second half of 2017. In fact, the Russell 2500 Growth Index did not register a sell off of greater than 2% during the period. The VIX Index also hit historic lows. The Index has closed below 10 on 61 separate occasions since January 1, 1990. Notably, 52 of these days, or 85%, occurred in 2017.
Weakness among our information technology holdings, particularly technology hardware and equipment companies, limited our relative gains during the period. Our positioning in the materials sector also hindered results. We increased our exposure to materials during the period by initiating a position in Graphic Packaging Holding Co. Although the company’s returns were favorable, our underweighting in this sector hindered relative returns.
Relative performance was lifted by our consumer discretionary holdings, where top contributors included consumer durables and apparel names. Within this group, we continue to focus on companies we believe have the best brands/services and control over their distribution. Positive performance within the industrials sector also contributed to the Fund’s gains. Within this group, our transportation holdings delivered particularly strong results.
The three largest contributors to the Fund’s performance during the period were TriNet Group, Inc. (TNET), LPL Financial Holdings (LPLA), and ServiceMaster Global Holdings (SERV).
•	TriNet Group, Inc. (TNET) is a cloud-based professional employer organization (PEO) servicing small and medium-sized businesses in the United States. The company continued to benefit during the period from benign health and worker’s comp claims experience and past price increases. This combination resulted in 28% growth in net service revenues, 77% growth in earnings before interest, taxes, depreciation & amortization (EBITDA), and 93% growth in adjusted earnings per share (EPS). With only 1.5% market share, we expect TriNet to continue growing at a healthy pace as it begins to take increasing amounts of market share. The company has invested heavily in technology and new products over the past year which should begin to differentiate TriNet from competitors. Additionally, the new U.S. tax bill should be a material benefit for both the company and its small and medium-sized business customers. We maintained our position during the period.

•	LPL Financial Holdings, Inc. (LPLA) is a leading financial services provider to independent advisors and RIAs. Among the things that originally attracted us to this company are its recurring revenue stream and disciplined approach to managing costs. Because it is highly levered to rising interest rates, LPL benefited from the positive movement in rates during the period. A strong market backdrop and subsequent growth in assets under management also provided a powerful tailwind for LPL, which is paid a percentage of assets. The company is

Meridian Funds	4	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
expected to benefit significantly from corporate tax reform, providing additional momentum to the stock. We scaled back our position as LPL’s share price increased, but remain invested due to expectations for additional rate increases in 2018 and for a more favorable regulatory environment.
•	ServiceMaster Global Holdings, Inc. (SERV) operates a pest control business under the Terminix brand as well as a home appliance warranties business under the American Home Shield brand. Both business segments offer non-discretionary services that are generally immune to economic downturns. Due to the non-discretionary nature of the company’s services and a fragmented competitive landscape, ServiceMaster is able to routinely raise prices. During the period, the market responded positively to news that the company plans to spin off its American Home Shield business while also hiring a new CEO to lead the spin off. We trimmed our position as the stock appreciated. Nonetheless, we remain optimistic about the long-term potential of this company and it remains a large position in the portfolio.
The three largest detractors from the Fund’s performance during the period were 3D Systems (DDD), Evolent Health, Inc. (EVH), and Syneos Health, Inc. (SYNH).
•	3D Systems Corp. (DDD) is a provider of 3D printing solutions. An increasing number of businesses, including automobile manufacturers, medical device firms, and aerospace companies are using 3D printers to make parts and products more efficiently. With no debt, strong free cash flow and a robust product portfolio, we think 3D Systems is well positioned to benefit from this trend. During the period, quality issues with printers and a subsequent decline in printer sales led management to reduce revenue and earnings guidance. Despite the reduction in printer sales, the company’s more profitable materials and services revenue remained healthy. We believe the introduction of a new printer in late 2017 will be a catalyst for the stock, stimulating overall printer sales. As such we maintained our position.
•	Evolent Health, Inc. (EVH) develops proprietary software and services that enable health providers to migrate from fee-for-service reimbursement to value-based payment models. Evolent helps reengineer its customers’ operations and provide coordinated health care at a lower cost to the overall system. The stock fell on news that Evolent planned to acquire their customer Premier Health Plan, a Medicare Advantage and commercial health plan in Ohio. We viewed the deal with Premier Health as an unexpected change in Evolent’s strategy and were also concerned with the slower pace of adoption among clients of Evolent’s value-based payment model. We consequently liquidated our position in the stock.
•	Syneos Health, Inc. (SYNH), formerly INC Research Holdings, Inc., is a contract research organization operating primarily in the clinical development market. We believe Syneos has the potential to significantly increase its market share given the company’s competitive global network, single-digit market share, and a growing trend in which drug companies outsource their clinical trial management. The company was challenged during the period as its commercial segment fell short of expectations as a result of a strategic reset by a large customer. Syneos consequently lowered full-year revenue and earnings guidance. We believe this is only a short-term setback and are optimistic the company can expand its commercial business with additional clients. Importantly, the company also continues to execute on its legacy clinical business with record bookings and backlog. We maintained our position.

Outlook
Our outlook for the economy and stock market is cautiously optimistic. Record-high manufacturing and construction data in November and December, a strong labor market, and increased business spending suggest momentum in the economy is building. Corporate tax cuts are expected to further fuel momentum in 2018. We will remain disciplined to our investment philosophy to deliver on our key objectives of 80% downside mitigation and 100% upside participation. While it is difficult to predict the root cause and timing of an eventual decline in the markets, we believe we are well positioned to capitalize on opportunities that will emerge when volatility inevitably returns.
Thank you for your continued investment.
Chad Meade and Brian Schaub

Meridian Funds	5	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2017
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 12.31.17
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MERDX)	8/1/84	11.05%	25.63%	14.23%	10.64%	12.71%
Institutional Class (MRRGX)	12/24/14	11.05%	25.64%	—	—	11.25%
Class A (MRAGX) w/o sales charge	11/15/13	10.88%	25.25%	—	—	11.17%
Class A (MRAGX) with sales charge[1]	11/15/13	4.50%	18.06%	—	—	9.58%
Class C (MRCGX)	7/1/15	10.46%	24.32%	—	—	10.94%
Investor Class (MRIGX)	11/15/13	11.00%	25.55%	—	—	11.54%
Russell 2500® Growth Index	8/1/84 [2]	12.49%	24.46%	15.47%	9.62%	N/A [3]
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
[3]	Inception date of Russell 2500® Growth Index is July 1, 1995.
See “Disclosures Regarding Fund Performance” on page 24 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	6	www.meridianfund.com

Meridian Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Top 10 Common Stock Holdings as of
12.31.17
TriNet Group, Inc.	2.63%
LPL Financial Holdings, Inc.	2.50%
Sensata Technologies Holding N.V. (Netherlands)	2.50%
ServiceMaster Global Holdings, Inc.	2.31%
Sally Beauty Holdings, Inc.	2.27%
MSC Industrial Direct Co., Inc. Class A	2.01%
Kirby Corp.	1.90%
STERIS Plc (United Kingdom)	1.86%
SS&C Technologies Holdings, Inc.	1.81%
Carter's, Inc.	1.76%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.17
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	7	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. stocks posted strong gains during the semiannual period ended December 31, 2017, capping a year of exuberant equity market performance. The rally was fueled by positive economic and earnings news, moderate inflation, and congressional passage of the largest corporate tax cut in decades. The tax overhaul drastically reduced the corporate income tax rate from 35% to 21%. In addition, oil rallied after OPEC nations agreed to extend production cuts.
As anticipated, the Federal Reserve raised the federal funds rate by 25 basis points in December, its third and final rate hike of the year. Policymakers are expected to continue raising rates at a gradual pace through 2018, given relatively moderate inflation.
Investors continued to demonstrate a preference for large cap stocks, which outperformed mid caps and small caps during the period, as measured by the Russell family of indices. Meanwhile, growth stocks outperformed value across all capitalization ranges.

Fund Performance
For the six months ended December 31, 2017, the Meridian Contrarian Fund Legacy Class shares returned 16.67% outperforming its benchmark, the Russell 2500 Index, which gained 10.23%.
Our investment process seeks to identify out-of-favor companies that we believe have depressed valuations and visible catalysts for sustainable improvement. Experience has taught us that businesses with the potential for multiple expansion in earnings growth can be a powerful source of outperformance. As such, we employ a fundamental research-driven process that includes screening for companies that have multiple quarters of year-over-year earnings declines, understanding the reason for the declines, then singling out the companies we believe are poised for an earnings rebound via a cohesive turnaround plan, a new management team, or through improvements or changes to the business. The outcome of this process is a concentrated portfolio of 50-65.
We scrutinize the quality of each prospective investment’s business model and its valuation. Our high standards for quality require that a company have a durable competitive advantage, improving return on invested capital, as well as sustainable future earnings growth.
During the period, our investments within the healthcare sector made the largest contribution to the portfolio’s outperformance, particularly biopharmaceutical firm Nektar Therapeutics, a top performer highlighted later in this commentary. Another area of relative strength was information technology, where Microsoft was a notable contributor.
Conversely, areas of relative weakness in the portfolio included financials, where our investments in diversified financials underperformed. Lack of significant exposure to the utilities sector also hindered results.
The three largest contributors to the Fund’s performance during the period were Nektar Therapeutics (NKTR), California Resources Corp. (CRC), and H&E Equipment Services, Inc. (HEES).
•	Nektar Therapeutics (NKTR) is a biopharmaceutical company with a growing focus on oncology and immunology. We initially invested in this company during a period of investor disinterest related to Nektar’s business model, which investors perceived as relying heavily on partnering programs. While many of those programs were unexciting, they did support valuation that allowed us to invest in the company early in its pivot to oncology focused drugs. During the period, the stock advanced on news that Nektar’s lead oncology drug (NKT-214) may be highly synergistic with checkpoint inhibitors—the largest class of immune-oncology drugs in the market today. In clinical trials, NKT-214 showed the potential to increase both the efficacy and safety of checkpoint drugs, thus pointing to a multi-billion dollar market opportunity for Nektar. Based on this large opportunity, as well as other emerging applications for Nektar’s oncology products, we remain very optimistic about our investment in the company.

•	California Resources Corp. (CRC) is an oil and gas exploration and drilling company operating exclusively in California. We like CRC for its high free cash flow, world-class resource base, and flexible operating methods. Investor skepticism about the ability of oil producers to profitably drill for oil in California has led the market to significantly underappreciate CRC for a period. However, investors bid the stock higher due to strengthening oil

Meridian Funds	8	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)
prices and after the company executed a favorable refinancing agreement that gives it more balance sheet flexibility, loosens some of its financial covenants, and pushes out loan repayment terms. Although we trimmed our position as part of our risk-management discipline, CRC remains one of the portfolio’s core energy holdings.
•	H&E Equipment Services, Inc. (HEES) is an integrated equipment services company focused on heavy construction and industrial equipment. Our initial investment in this stock was based on our theory that a decline in the company’s oil and gas-related business had run its course and that stabilizing oil prices and infrastructure demand in the U.S. would lead to a recovery in the business. During the period, H&E rallied on evidence that the market for heavy equipment is strengthening. We trimmed our position slightly, but believe there is additional upside to this story.
The three largest detractors from the Fund’s performance during the period were Celgene Corp. (CELG), Nokia Corp. (NOK), and Dick’s Sporting Goods, Inc. (DKS).
•	Celgene Corp. (CELG) is a biopharmaceutical company engaged primarily in the development of innovative therapies for the treatment of cancer and inflammatory diseases. While many investors are concerned Celgene will not be able to replace lost revenue when its key drug Revlimid goes generic in 2023, we are confident a burgeoning pipeline of drugs currently in clinical trails will bode well for the company. During the period, the stock declined after Celgene announced it had abandoned further development of a leading compound to treat Crohn’s disease and that the commercialization of another drug had been delayed by a year. Our conviction in Celgene remains high so we used the downturn in the stock as an opportunity to increase our position.
•	Nokia Corp. (NOK) is a global communications company and manufacturer of telecommunications infrastructure. We took advantage of the cyclical downturn in the telecommunications equipment industry and purchased shares of Nokia at what we felt was an attractive price. Our investment thesis is that, while other companies wait for wireless service carriers to upgrade their infrastructure to 5g, Nokia’s increased focus on licensing its intellectual property portfolio will continue to drive earnings growth. However, during the period industry weakness prompted management to lower its guidance for future earnings. Although we were not surprised by the announcement, the market was caught off guard and punished the stock. Seeing no near-term catalyst to turn the stock around, we liquidated our position.
•	Dick’s Sporting Goods, Inc. (DKS) operates a chain of retail stores across the U.S., featuring sporting goods and apparel. We purchased the stock on our belief that the beleaguered sporting goods industry presented opportunities for this well-managed company to create value. As competitors have closed their doors and filed for bankruptcy, Dick’s has increased market share and reported flat-to-positive same-store-sales. During the period, a price war broke out as other players in this space cut prices in an attempt to boost sales. Dick’s matched competitors’ pricing and, as a result, experienced a decline in same-store-sales and margins. Although we liquidated our position, we will continue to watch for a catalyst that may warrant investing in this company again.

Outlook
Looking ahead, we are cautiously optimistic about the economy and markets. We see no negative catalysts that could turn the tide for stocks, which pushed to new heights in the fourth quarter. However, high stock valuations and low market volatility can present challenges for active stock pickers, and we are wary that finding good values may prove difficult. Against this backdrop, we will continue to apply our rigorous company-level research to identify out-of-favor businesses with catalysts that we believe will result in multiple expansion in earnings growth. We also have strong conviction in our current holdings and believe the current environment is conducive to our investment approach.
Thank you for your continued investment.
James England and Larry Cordisco

Meridian Funds	9	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2017
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated indices.

Average Annual Total Return as of 12.31.17
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MVALX)	2/10/94	16.67%	24.82%	14.99%	8.45%	13.16%
Class A (MFCAX) w/o sales charge	11/15/13	16.37%	24.20%	—	—	10.59%
Class A (MFACX) with sales charge[1]	11/15/13	9.69%	17.06%	—	—	9.02%
Class C (MFCCX)	7/1/15	16.07%	23.58%	—	—	11.44%
Investor Class (MFCIX)	11/15/13	16.53%	24.51%	—	—	10.88%
Russell 2500® Index	2/10/94 [2]	10.23%	16.81%	14.33%	9.22%	10.48%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 24 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	10	www.meridianfund.com

Meridian Contrarian Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
12.31.17
Nektar Therapeutics	3.91%
Microsoft Corp.	3.50%
EOG Resources, Inc.	3.12%
Xylem, Inc.	2.66%
Verint Systems, Inc.	2.65%
Nomad Foods Ltd. (United Kingdom)	2.63%
Lions Gate Entertainment Corp. Class B (Canada)	2.58%
Graphic Packaging Holding Co.	2.55%
Citizens Financial Group, Inc.	2.52%
Umpqua Holdings Corp.	2.50%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.17
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	11	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. stocks posted strong gains during the period ended December 31, 2017, capping a year of exuberant equity market performance. The rally was fueled by positive economic and earnings news, moderate inflation, and congressional passage of the largest corporate tax cut in decades. The tax overhaul drastically reduced the corporate income tax rate from 35% to 21%.
As anticipated, the Federal Reserve raised the federal funds rate by 25 basis points in December, its third and final rate hike of the year. Policymakers are expected to continue raising rates at a gradual pace through 2018, given relatively moderate inflation.
Against this backdrop, large cap stocks outperformed mid caps, and both groups significantly outperformed small caps, as measured by the Standard & Poor’s family of indices. Growth stocks also outperformed value.

Fund Performance
For the six months ended December 31, 2017, the Meridian Equity Income Fund Legacy Class shares advanced 18.91% outperforming its benchmark, the S&P 500 Index, which gained 11.42%.
The Fund’s outperformance was driven primarily by positive stock selection in the energy and healthcare sectors. Our energy holdings benefited from improving oil prices, which rose to the highest level in more than two years after OPEC nations agreed to maintain oil production cuts until the end of 2018. Strong contribution also came from the healthcare sector, where our focus on companies developing life-changing or life-saving treatments and technologies continued to reward us.
Relative gains were held back by our industrials sector weighting. Specifically, we had no exposure to the capital goods industry, which produced solid returns during the period. Stock selection in the financials sector also weighed on results.
Portfolio construction was relatively unchanged during the period. Information technology stocks remain a key part of the portfolio, comprising approximately 21% of total net assets. Investments in this sector include companies with products and services that are powering the digital world. Current portfolio holdings range from on-demand ubiquitous computing companies (i.e., Apple, Microsoft, and Facebook) to powerful digital players (i.e., Nvidia). We also invest in companies leveraging mobile and digital technology to improve their businesses and brands (i.e., Starbucks, Disney, and Best Buy).
Healthcare investments generally comprise approximately 15-20% of the portfolio’s assets and include pharmaceutical and biotechnology companies developing game-changing products and services. A portion of portfolio assets are defensive plays—investments that we believe will improve the portfolio’s odds of outperforming when the market is down and during times of heightened volatility. These include gold, short positions, debt, and cash.
The three largest contributors to the Fund’s performance during the period were Nvidia Corp. (NVDA), Roku, Inc. (ROKU), and Alnylam Pharmaceuticals, Inc. (ALNY).
•	Nvidia Corp. (NVDA) is a global leader in visual computing technologies and a key holding within the portfolio’s digital world allocation. Through its development of cutting-edge technology, particularly pascal architecture, the chipmaker is building an ecosystem around advanced computing. It has easily kept pace with evolving computational needs resulting from shrinking demand for personal computers, rising demand for smart phones, and the increasing pervasiveness of artificial intelligence (AI). Notably, with AI still in its infancy, we expect to see an increase in demand for the chips that Nvidia develops to support this technology. Rapid expansion of data centers by cloud service providers and the need for microprocessors to power these data centers should also create growth opportunities for Nvidia. Consequently, we are comfortable with our position in this top holding.

•	Roku, Inc. (ROKU) manufactures and distributes purpose-built television operating systems that provide customers with access to internet-streamed video or audio services. Roku has continued to gain market share by offering users the same access to premium channels as competing platforms using hardware that enables a better user experience at a lower price. The company is able to sell its hardware at a lower price by streaming content

Meridian Funds	12	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited) (continued)
that is ad-supported—a strategy that has attracted 16.5 million cost-conscious customers. In its first earnings report since going public in September of 2017, Roku surpassed revenue estimates. We are bullish on the company’s ability to increase advertising revenue and gain pricing power and therefore maintained a position in the stock.
•	Alnylam Pharmaceuticals, Inc. (ALNY) is a biopharmaceutical company focused on the development of RNA interference (RNAi), a method of suppressing gene expressions that can cause genetically inherited diseases. We believe that its pioneering RNAi research will allow it to be first-to-market with a number of life-changing therapies. We initiated a position in the stock during a period of negative market sentiment following its decision to halt the development of a key drug, fitusiran. A recent rally in the stock was triggered by news that the company received breakthrough therapy designation from the U.S. Food and Drug Administration (FDA) for patisiran. Because Alnylam’s RNAi methodology is precise and repeatable, we expect the company to be successful in its development of orphan drugs for a number of rare diseases. Furthermore, we are optimistic that cash flow generated by treatments Alnylam plans to bring to market in the coming year will provide additional funding for research.
The three largest detractors from the Fund’s performance during the period were Netflix, Inc. (NFLX), Celgene, Inc. (CELG), and Grubhub, Inc. (GRUB).
•	Netflix, Inc. (NFLX) is an entertainment company specializing in streaming media and video-on-demand. We purchased a short position in this company based on our belief that its business model is flawed and that recent growth is unsustainable. In an effort to increase its subscriber base, the negative-free-cash-flow company has been borrowing millions of dollars to produce its own content and to buy the temporary rights of content produced by other companies. Although this strategy proved effective during the period (management reported stronger-than-expected fourth-quarter earnings driven by subscriber growth), we believe it is unsustainable and that margins will eventually come under pressure. We maintained our position.
•	Celgene, Inc. (CELG) is a biopharmaceutical company engaged in the development of innovative therapies for the treatment of cancer and inflammatory diseases. The commercial success of Revlimid, Celgene’s treatment for multiple myeloma, is one of the many things that initially attracted us to this company. Revlimid generates significant free cash flow, providing Celgene with ample capital to research and develop other drugs. In addition, the company owns controlling or blocking stakes in a number of good biotech companies, some of which we invest in. The stock traded lower during the period on news that several analysts had reduced revenue projections for some of Celgene’s primary drugs. We continue to believe Revlimid is a strong franchise and that Celgene has pricing power. We consequently used the downturn in the stock as an opportunity to increase our position.
•	Grubhub, Inc. (GRUB) is an online and mobile food ordering company that connects diners with local restaurants. We established a short position in Grubhub based on our belief that it faces a significant competitive threat from new players in the industry, primarily Amazon. However, the company’s impressive near-term financial metrics, including top-line growth of 20%, overshadowed longer-term concerns related to competition, sending Grubhub’s share price higher. The market’s enthusiasm over Grubhub’s purchase of Eat24, an online ordering and delivery platform owned by business search-and-review website Yelp, also supported stock gains. Although our analysis indicates there is not a compelling growth story here and that the stock is overvalued, we sold our short position in order to invest in other higher-conviction ideas.

Outlook
Volatility is scarce. We have not experienced a monthly decline greater than 5% in the past two years. The possibility of a more significant downturn seems imminent with each passing day. However, while the lack of meaningful volatility is atypical, it has not changed our investment process. Managing downside risk is an important part of our process in any environment. As such, we have positioned the portfolio with a strategic mix of stocks, shorts, and options and are confident that these carefully selected investments will allow us to participate in market gains while providing some measure of protection in a market downturn.
Thank you for your continued investment.
Minyoung Sohn.

Meridian Funds	13	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2017
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.17
	Inception	6 Month	1 Year	5 Year	10 Year	Since Inception
Legacy Class (MEIFX)	1/31/05	18.91%	27.94%	14.19%	8.30%	8.30%
Class A (MRAEX) w/o sales charge	11/15/13	18.64%	27.41%	—	—	10.23%
Class A (MRAEX) with sales charge[1]	11/15/13	11.86%	20.07%	—	—	8.65%
Class C (MRCEX)	7/1/15	18.35%	26.83%	—	—	11.90%
Investor Class (MRIEX)	11/15/13	18.79%	27.71%	—	—	10.49%
S&P 500® Index	1/31/05 [2]	11.42%	21.82%	15.78%	8.49%	8.78%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 24 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	14	www.meridianfund.com

Meridian Equity Income Fund
Portfolio Composition (Unaudited)

Top 10 Stock and Bond Holdings as of
12.31.17
California Resources Corp. 8.00%, 12/15/22	6.77%
Roku, Inc.	5.52%
Microsoft Corp.	4.26%
NVIDIA Corp.	4.13%
Celgene Corp.	3.86%
Royal Gold, Inc.	3.65%
Alnylam Pharmaceuticals, Inc.	3.61%
California Resources Corp.	3.26%
Facebook, Inc. Class A	3.14%
Alphabet, Inc. Class A	3.12%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.17
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of equity investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	15	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited)

Market Overview
U.S. stocks posted strong gains during the semiannual period ended December 31, 2017, capping a year of exuberant equity market performance. The rally was fueled by positive economic and earnings news, moderate inflation, and congressional passage of the largest corporate tax cut in decades. The tax overhaul drastically reduced the corporate income tax rate from 35% to 21%. In addition, oil rallied after OPEC nations agreed to extend production cuts.
As anticipated, the Federal Reserve raised the federal funds rate by 25 basis points in December, its third and final rate hike of the year. Policymakers are expected to continue raising rates at a gradual pace through 2018, given relatively moderate inflation.
Investors continued to demonstrate a preference for large cap stocks, which outperformed mid caps and small caps during the period, as measured by the Russell family of indices. Meanwhile, growth stocks outperformed value across all capitalization ranges.

Fund Performance
For the six months ended December 31, 2017, The Meridian Small Cap Growth Fund Legacy Class shares returned 10.55% underperforming its benchmark, the Russell 2000 Growth Index, which gained 11.09%.
Our investment process prioritizes the management of risk over the opportunity for return. Our goal is to build an all-weather portfolio that can perform in a variety of market conditions. While our risk-first approach is particularly effective during heightened volatility, volatility remained scarce during the second half of 2017. In fact, the Russell 2000 Growth Index registered a 2% sell off once during the period. The VIX Index also hit historic lows. The Index has closed below 10 on 61 separate occasions since January 1, 1990. Notably, 52 of these days, or 85%, occurred in 2017.
An underweight to the financials sector and, in particular, our lack of exposure to banks, contributed to the portfolio’s underperformance during the period, as these stocks delivered strong returns. Our investments in the consumer discretionary also weighed on relative results.
Areas of relative strength in the portfolio included the information technology sector, where our software and services holdings delivered exceptional returns. Strong contribution also came from the industrials sector, where standout performers included commercial and professional services holdings.
The three largest contributors to the Fund’s performance during the period were Exa Corp. (EXA), Heritage-Crystal Clean, Inc. (HCCI), and Ignyta, Inc. (RXDX).
•	Exa Corporation (EXA) develops simulation software used primarily by automobile and truck manufacturers. Exa’s software enhances performance and reduces costs by eliminating the need for expensive prototypes, the existing method used to test and optimize vehicles’ aerodynamic, thermal, and acoustic properties. The company recently expanded into the oil and gas industry with a solution that can help exploration and production (E&P) companies lower costs and better understand critical flow related rock properties. Among the many things we like about Exa is the recurring revenue stream generated through its consumption based term license revenue model. In September, the company announced it would be acquired by French software maker Dassault Systèmes for a 43% premium. Our position was liquidated.

•	Heritage-Crystal Clean, Inc (HCCI) is an environmental services company focused on parts cleaning, used oil collection, oil re-refining, and hazardous and non-hazardous waste services. We like this company for its strong recurring revenue stream and substantial growth opportunities in the re-refinery and used oil collection segments. The stock gained on news of improved growth in the company’s environmental services segment, specifically its parts cleaning, containerized waste, vacuum services, antifreeze recycling, and field services businesses. Hurricanes in the third quarter provided an additional tailwind to the stock, curtailing U.S. oil production and firming pricing for oil refiners. We added to our position during the period and see considerable opportunities for growth. We are excited about the new leadership, which we believe has a more aggressive and creative long-term outlook for the company.

•	Ignyta, Inc. (RXDX) focuses on precision medicine in oncology with the goal of eradicating cancer tumors in targeted patient populations. Our initial investment in this company was based on our conviction that Entrectinib,

Meridian Funds	16	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)
its non-small cell lung cancer drug candidate, would be a best-in-class therapeutic option with a $500mm market potential. In December, Roche announced they would acquire Ignyta for a 74% premium. Stock gains also were supported by positive updated clinical data on Entrectinib, which showed a 78% response rate in certain patients with advanced lung cancer. We maintained our position in Ignyta.
The three largest detractors from the Fund’s performance during the period were 3D Systems Corp. (DDD), Evolent Health, Inc (EVH), and Versartis, Inc. (VSAR).
•	3D Systems Corp. (DDD) is a provider of 3D printing solutions. An increasing number of businesses, including automobile manufacturers, medical device firms, and aerospace companies are using 3D printers to make parts and products more efficiently. With no debt, strong free cash flow and a robust product portfolio, we think 3D Systems is well positioned to benefit from this trend. During the period, quality issues with printers and a subsequent decline in printer sales led management to reduce revenue and earnings guidance. Despite the reduction in printer sales, the company’s more profitable materials and services revenue remained healthy. We believe the introduction of a new printer in late 2017 will be a catalyst for the stock, stimulating overall printer sales. As such we maintained our position.
•	Evolent Health, Inc. (EVH) develops proprietary software and services that enable health providers to migrate from fee-for-service reimbursement to value-based payment models. Evolent helps reengineer its customers’ operations and provide coordinated health care at a lower cost to the overall system. The stock fell on news that Evolent planned to acquire their customer Premier Health Plan, a Medicare Advantage and commercial health plan in Ohio. We viewed the deal with Premier Health as an unexpected change in Evolent’s strategy and were also concerned with the slower pace of adoption among clients of Evolent’s value-based payment model. We consequently liquidated our position in the stock.
•	Versartis, Inc. (VSAR) is a biopharmaceutical firm that is developing a long-acting human growth hormone used in the treatment of growth hormone deficiency. We invested in this company due to our optimism that its drug could potentially replace the standard of care for this deficiency. While the current treatment involves daily injections, Versartis’ long-acting growth hormone requires only twice monthly injections. Although trial data through phase II indicated that the efficacy of Versartis’ treatment was equal to that of the current treatment, the drug did not meet important endpoints in the phase III trial. The stock suffered a steep decline and we liquidated our position.

Outlook
Our outlook for the economy and stock market is cautiously optimistic. Record-high manufacturing and construction data in November and December, a strong labor market, and increased business spending suggest momentum in the economy is building. Corporate tax cuts are expected to further fuel momentum in 2018. We will remain disciplined to our investment philosophy to deliver on our key objectives of 80% downside protection and 100% upside participation. While it is difficult to predict the root cause and timing of an eventual decline in the markets, we believe we are well positioned to capitalize on opportunities that will emerge when volatility inevitably returns.
Thank you for your continued investment.
Chad Meade and Brian Schaub

Meridian Funds	17	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Performance and Composition (Unaudited) (continued)

Total Return Based on a $10,000 investment for the Period Ended December 31, 2017
This graph shows the change in value of a hypothetical investment of $10,000 in Legacy Class Shares of the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. For comparison, the same investment is shown in the indicated index.

Average Annual Total Return as of 12.31.17
	Inception	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception
Legacy Class (MSGGX)	12/16/13	10.55%	22.86%	11.36%	—	—	14.62%
Institutional Class (MSGRX)	12/24/14	10.59%	22.96%	11.47%	—	—	11.49%
Class A (MSGAX) w/o sales charge	12/16/13	10.41%	22.60%	11.00%	—	—	14.25%
Class A (MSGAX) with sales charge[1]	12/16/13	4.05%	15.53%	8.81%	—	—	12.59%
Class C (MSGCX)	7/1/15	10.03%	21.65%	—	—	—	10.12%
Investor Class (MISGX)	12/16/13	10.50%	22.83%	11.30%	—	—	14.57%
Russell 2000® Growth Index	12/16/13 [2]	11.09%	22.17%	11.32%	15.21%	9.19%	10.47%
[1]	Assuming maximum sales charge, if any. Class A Shares are subject to a maximum initial sales charge of 5.75%.
[2]	Inception date of Legacy Class Shares.
See “Disclosures Regarding Fund Performance” on page 24 for important information regarding reported performance.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter had been derived from several sources believed to be reliable and accurate at the time of compilation. To the extent permitted by federal securities laws, ArrowMark Colorado Holdings, LLC, Meridian Fund, Inc., nor the Fund accept any liability for losses either direct or consequential caused by the use of this third party information. Diversification cannot guarantee gain or prevent losses.
Past performance is not predictive of future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and do not reflect the imposition of a 2% redemption fee on shares held 60 days or less to deter market timers. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Meridian Funds	18	www.meridianfund.com

Meridian Small Cap Growth Fund
Portfolio Composition (Unaudited)

Top 10 Common Stock Holdings as of
12.31.17
TriNet Group, Inc.	2.56%
Sally Beauty Holdings, Inc.	2.31%
Heritage-Crystal Clean, Inc.	2.07%
Kirby Corp.	2.01%
Heartland Express, Inc.	1.88%
SP Plus Corp.	1.83%
Carter's, Inc.	1.82%
Multi-Color Corp.	1.75%
InnerWorkings, Inc.	1.74%
Wolverine World Wide, Inc.	1.71%
Portfolio holdings are subject to change and may not reflect the current or future position of the portfolio. Top ten holdings excluding short-term investments are reported as a percentage of net assets.

Sector Allocation as of 12.31.17
Sector allocations are subject to change and may not reflect the current or future position of the portfolio. Sector allocations are reported as a percentage of long-term investments excluding cash or cash equivalents.
For compliance purposes, the Fund’s industry classifications may refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.

Meridian Funds	19	www.meridianfund.com

Meridian Growth Fund
Fund Expenses
December 31, 2017 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.85%	$1,000.00	$1,110.50	$4.52
Institutional Class (MRRGX)	0.85%	$1,000.00	$1,110.50	$4.52
Class A(MRAGX)	1.16%	$1,000.00	$1,108.80	$6.17
Class C(MRCGX)	1.88%	$1,000.00	$1,104.60	$9.97
Investor Class (MRIGX)	0.92%	$1,000.00	$1,110.00	$4.89

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period [1]
Legacy Class (MERDX)	0.85%	$1,000.00	$1,020.92	$4.33
Institutional Class (MRRGX)	0.85%	$1,000.00	$1,020.92	$4.33
Class A(MRAGX)	1.16%	$1,000.00	$1,019.36	$5.90
Class C(MRCGX)	1.88%	$1,000.00	$1,015.73	$9.55
Investor Class (MRIGX)	0.92%	$1,000.00	$1,020.57	$4.69
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 24 for further information on how the above examples were calculated.

Meridian Funds	20	www.meridianfund.com

Meridian Contrarian Fund
Fund Expenses
December 31, 2017 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period [1]
Legacy Class(MVALX)	1.11%	$1,000.00	$1,166.70	$ 6.06
Class A(MFCAX)	1.60%	$1,000.00	$1,163.70	$ 8.73
Class C(MFCCX)	2.13%	$1,000.00	$1,160.70	$11.60
Investor Class(MFCIX)	1.35%	$1,000.00	$1,165.30	$ 7.37

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period [1]
Legacy Class(MVALX)	1.11%	$1,000.00	$1,019.61	$ 5.65
Class A(MFCAX)	1.60%	$1,000.00	$1,017.14	$ 8.13
Class C(MFCCX)	2.13%	$1,000.00	$1,014.47	$10.82
Investor Class(MFCIX)	1.35%	$1,000.00	$1,018.40	$ 6.87
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 24 for further information on how the above examples were calculated.

Meridian Funds	21	www.meridianfund.com

Meridian Equity Income Fund
Fund Expenses
December 31, 2017 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.24%	$1,000.00	$1,189.10	$ 6.84
Class A(MRAEX)	1.60%	$1,000.00	$1,186.40	$ 8.82
Class C(MRCEX)	2.00%	$1,000.00	$1,183.50	$11.01
Investor Class (MRIEX)	1.35%	$1,000.00	$1,187.90	$ 7.44

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period [1]
Legacy Class (MEIFX)	1.24%	$1,000.00	$1,018.95	$ 6.31
Class A(MRAEX)	1.60%	$1,000.00	$1,017.14	$ 8.13
Class C(MRCEX)	2.00%	$1,000.00	$1,015.12	$10.16
Investor Class (MRIEX)	1.35%	$1,000.00	$1,018.40	$ 6.87
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 24 for further information on how the above examples were calculated.

Meridian Funds	22	www.meridianfund.com

Meridian Small Cap Growth Fund
Fund Expenses
December 31, 2017 (Unaudited)

Expense Example
Actual	Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.15%	$1,000.00	$1,105.50	$ 6.10
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,105.90	$ 5.84
Class A(MSGAX)	1.39%	$1,000.00	$1,104.10	$ 7.37
Class C(MSGCX)	2.12%	$1,000.00	$1,100.30	$11.22
Investor Class (MISGX)	1.15%	$1,000.00	$1,105.00	$ 6.10

Hypothetical [2]	Annualized Expense Ratio	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Expenses Paid During the Period [1]
Legacy Class (MSGGX)	1.15%	$1,000.00	$1,019.41	$ 5.85
Institutional Class (MSGRX)	1.10%	$1,000.00	$1,019.66	$ 5.60
Class A(MSGAX)	1.39%	$1,000.00	$1,018.20	$ 7.07
Class C(MSGCX)	2.12%	$1,000.00	$1,014.52	$10.76
Investor Class (MISGX)	1.15%	$1,000.00	$1,019.41	$ 5.85
[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, the number of days in the most recent fiscal half-year, then divided by 365.
[2]	Hypothetical 5% return before expenses.
The above “Annualized Expense Ratios” reflect waivers and/or reimbursements of expenses by the Fund’s Adviser. Such waivers and/or reimbursements may not be withdrawn earlier than one year after the date of the current prospectus. The “Financial Highlights” included within the Fund’s financial statements shows the gross expense ratios for each share class.
See “Disclosure Regarding Fund Expenses” on page 24 for further information on how the above examples were calculated.

Meridian Funds	23	www.meridianfund.com

Meridian Fund, Inc.
Performance and Expense Disclosures
December 31, 2017

Disclosures Regarding Fund Performance
Past performance is not predictive of future performance. Current performance may be lower or higher than the quoted past performance. Reported performance assumes reinvestment of Fund distributions. Reported performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, nor does it reflect the 2% redemption fee on shares sold within 60 days of original purchase date. If reflected, the taxes and fees would reduce the performance quoted. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. You can obtain the most current month-end performance at www.meridianfund.com.
Performance prior to September 5, 2013 reflects the Fund’s performance under the management of Aster Investment Management Co. using similar investment strategies.
Legacy class shares are no longer offered to the public effective March 1, 2014, except under certain limited circumstances.
Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors effective June 15, 2017. Existing investors may continue to purchase shares.
Indices are typically unmanaged, and do not reflect deductions for fees or expenses. You cannot invest directly in an index.

Disclosures Regarding Fund Expenses
As a shareholder of the Fund, you incur certain costs which include: 1) transaction related costs, such as redemption fees for sales made within 60 days of original purchase; and 2) operating costs, such as investment advisory fees, administrative fees, service and distribution (12b-1) fees, and other Fund expenses.
Operating costs, which are deducted from a Fund’s gross income, directly reduce the investment return of the portfolio. The Fund Expense examples reported on the previous pages are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds.
The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period and assume reinvestment of all dividends and distributions.
The first section of the example describes actual expenses and account values for the 6 month period reported. To use this information to calculate the expenses you paid for your investment in the Fund, divide your account value by $1,000 then multiply the result by the number reported under “Expenses Paid During the Period”.
The second section of the example describes hypothetical expenses and account values using the Fund’s actual expense ratio and an assumed 5% return. These hypothetical expenses and returns should be used to compare the Fund’s expenses to other mutual funds’ reported hypothetical expenses and not to calculate your actual expenses paid during the period.
The expense examples do not reflect any transactional costs, such as the imposition of a 2% redemption fee on shares held 60 days or less. Therefore, the information reported within these expense examples are meant to highlight on- going costs of owning Fund shares and will not reflect the total relative costs of owning different mutual funds. If these transactional costs were included, the reported expenses would have been higher.
Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in any of the Meridian Funds. Please read the prospectus carefully before you invest. To obtain a prospectus, please contact your investment representative or the Funds' transfer agent at 800.446.6662 or access our website at www.meridianfund.com.

Meridian Funds	24	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments
December 31, 2017 (Unaudited)
	Shares	Value
Common Stocks - 91.1%
Consumer Discretionary - 18.4%
Diversified Consumer Services - 3.5%
Grand Canyon Education, Inc.[1]	228,022	$ 20,414,810
ServiceMaster Global Holdings, Inc.[1]	762,576	39,097,271
		59,512,081
Hotels, Restaurants & Leisure - 1.6%
Dunkin' Brands Group, Inc.[2]	424,350	27,357,845
Household Durables - 0.6%
Helen of Troy Ltd.[1]	107,087	10,317,832
Leisure Products - 1.7%
Polaris Industries, Inc.[2]	226,076	28,031,163
Media - 0.7%
National CineMedia, Inc.	1,844,374	12,652,406
Specialty Retail - 4.0%
Dick's Sporting Goods, Inc.[2]	281,914	8,102,209
Monro Muffler Brake, Inc.[2]	361,593	20,592,721
Sally Beauty Holdings, Inc.[1,2]	2,045,403	38,371,760
		67,066,690
Textiles, Apparel & Luxury Goods - 6.3%
Carter's, Inc.[2]	253,395	29,771,378
Hanesbrands, Inc.[2]	797,269	16,670,895
Lululemon Athletica, Inc.[1]	215,949	16,971,432
Under Armour, Inc. Class C1,2	1,117,053	14,879,146
Wolverine World Wide, Inc.	897,412	28,609,495
		106,902,346
Total Consumer Discretionary		311,840,363
Consumer Staples - 0.7%
Food & Staples Retailing - 0.7%
Casey's General Stores, Inc.[2]	98,606	11,037,956
Total Consumer Staples		11,037,956
Energy - 0.6%
Energy Equipment & Services - 0.6%
RigNet, Inc.[1]	658,963	9,851,497
Total Energy		9,851,497
Financials - 6.7%
Capital Markets - 5.7%
Financial Engines, Inc.[2]	644,508	19,528,593
Legacy Acquisition Corp.[1]	1,422,226	14,136,927
LPL Financial Holdings, Inc.	741,281	42,356,796
WisdomTree Investments, Inc.[2]	1,575,684	19,774,834
		95,797,150
Commercial Banks - 1.0%
Bank of the Ozarks, Inc.	354,327	17,167,143
Total Financials		112,964,293
	Shares	Value
Health Care - 16.8%
Biotechnology - 5.0%
Alnylam Pharmaceuticals, Inc.[1,2]	61,947	$ 7,870,366
Atara Biotherapeutics, Inc. [1,2]	532,958	9,646,540
Bluebird Bio, Inc.[1]	55,574	9,897,729
DBV Technologies SA ADR (France)[1,2]	325,039	7,995,959
Dyax Corp. CVR[1]	316,946	351,810
Exact Sciences Corp.[1,2]	275,359	14,467,362
Immunomedics, Inc.[1,2]	811,990	13,121,759
Juno Therapeutics, Inc.[1]	214,789	9,818,005
Neurocrine Biosciences, Inc.[1,2]	147,413	11,437,775
		84,607,305
Health Care Equipment & Supplies - 5.4%
ABIOMED, Inc.[1]	40,288	7,550,374
Cooper Cos., Inc. (The)	62,455	13,607,695
DexCom, Inc.[1,2]	223,119	12,804,799
Endologix, Inc.[1,2]	1,762,070	9,427,075
Insulet Corp.[1,2]	112,716	7,777,404
Nevro Corp. [1,2]	135,198	9,334,070
STERIS Plc (United Kingdom)	360,223	31,508,706
		92,010,123
Health Care Providers & Services - 1.6%
Healthequity, Inc.[1,2]	145,245	6,777,132
MEDNAX [1]	363,179	19,408,286
		26,185,418
Health Care Technology - 1.5%
athenahealth, Inc.[1,2]	122,168	16,253,231
Medidata Solutions, Inc.[1,2]	135,847	8,608,624
		24,861,855
Life Sciences Tools & Services - 1.1%
INC Research Holdings, Inc. Class A1,2	428,148	18,667,253
Pharmaceuticals - 2.2%
Catalent Inc. [1]	182,821	7,510,287
Moderna Therapeutics , Inc. Acquisition Date: 8/8/16, Cost $5,764,948[1,3,4]	656,600	5,764,948
Prestige Brands Holdings, Inc.[1,2]	277,470	12,322,443
Revance Therapeutics, Inc.[1,2]	324,910	11,615,532
		37,213,210
Total Health Care		283,545,164
Industrials - 26.5%
Aerospace & Defense - 1.2%
HEICO Corp. Class A	247,394	19,556,496
The accompanying notes are an integral part of the financial statements.

Meridian Funds	25	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2017 (Unaudited)
	Shares	Value
Air Freight & Logistics - 1.3%
Forward Air Corp.	368,870	$ 21,187,893
Building Products - 1.0%
ALLEGION Plc (Ireland)	219,951	17,499,301
Commercial Services & Supplies - 4.7%
ABM Industries, Inc.	253,856	9,575,449
Clean Harbors, Inc.[1]	542,439	29,400,194
Multi-Color Corp.	378,285	28,314,632
Ritchie Bros. Auctioneers, Inc. (Canada)[2]	434,368	13,000,634
		80,290,909
Electrical Equipment - 2.5%
Sensata Technologies Holding N.V. (Netherlands)[1,2]	826,560	42,245,482
Machinery - 7.6%
John Bean Technologies Corp.	106,811	11,834,659
Kennametal, Inc.	549,958	26,623,467
Middleby Corp. (The)[1,2]	108,444	14,634,518
Proto Labs, Inc.[1,2]	200,189	20,619,467
Tennant Co.[2]	348,711	25,333,854
Wabtec Corp.[2]	260,646	21,224,404
Woodward, Inc.	107,560	8,232,642
		128,503,011
Marine - 1.9%
Kirby Corp.[1,2]	482,273	32,215,836
Professional Services - 2.6%
TriNet Group, Inc.[1]	1,004,116	44,522,503
Road & Rail - 1.7%
Heartland Express, Inc.[2]	1,244,551	29,047,820
Roadrunner Transportation Systems, Inc.[1]	2,835	21,858
		29,069,678
Trading Companies & Distributors - 2.0%
MSC Industrial Direct Co., Inc. Class A	351,928	34,017,360
Total Industrials		449,108,469
Information Technology - 19.0%
Electronic Equipment & Instruments - 2.4%
CDW Corp.	310,182	21,554,547
Trimble Navigation Ltd.[1]	460,884	18,730,326
		40,284,873
Internet Software & Services - 5.1%
2U, Inc.[1,2]	282,533	18,226,204
ChannelAdvisor Corp.[1]	757,064	6,813,576
Cimpress, N.V. (Netherlands)[1,2]	173,892	20,846,173
CoStar Group, Inc.[1]	27,613	8,199,680
New Relic, Inc. [1]	157,911	9,122,518
	Shares	Value
Shutterstock, Inc.[1,2]	534,816	$ 23,013,133
		86,221,284
IT Services - 3.7%
Euronet Worldwide, Inc.[1]	96,436	8,126,662
Gartner, Inc.[1]	86,108	10,604,200
MAXIMUS, Inc.	183,704	13,149,532
Presidio, Inc.[1,2]	770,397	14,768,511
Switch, Inc. Class A2	873,937	15,896,914
		62,545,819
Software - 6.5%
Barracuda Networks, Inc.[1]	482,725	13,274,937
Cadence Design Systems, Inc.[1]	342,408	14,319,503
Callidus Software, Inc.[1]	485,750	13,916,737
CyberArk Software Ltd.[1]	227,099	9,399,628
Descartes Systems Group, Inc. (The) (Canada)[1]	529,777	15,045,667
RealPage, Inc.[1]	287,911	12,754,457
SS&C Technologies Holdings, Inc.	757,339	30,657,083
		109,368,012
Technology Hardware, Storage & Peripherals - 1.3%
3D Systems[1,2]	931,878	8,051,426
Stratasys Ltd.[1,2]	713,053	14,232,538
		22,283,964
Total Information Technology		320,703,952
Materials - 1.0%
Containers & Packaging - 1.0%
Graphic Packaging Holding Co.	1,107,161	17,105,637
Total Materials		17,105,637
Real Estate - 0.9%
Equity Real Estate Investment Trusts (REITS) - 0.9%
National Storage Affiliates Trust	567,898	15,480,899
Total Real Estate		15,480,899
Utilities - 0.5%
Water Utilities - 0.5%
Evoqua Water Technologies Corp.[1]	354,282	8,400,026
Total Utilities		8,400,026
Total Common Stocks - 91.1% (Cost $1,188,064,449)		1,540,038,256

The accompanying notes are an integral part of the financial statements.

Meridian Funds	26	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2017 (Unaudited)
	Shares/ Principal Amount	Value
Short-Term Investments - 11.8%5
Money Market Funds - 1.6%
BlackRock Liquidity Funds FedFund Portfolio, 1.17%	8,870,000	$ 8,870,000
Invesco Short Term Investments, Government & Agency Portfolio, 1.18%	8,928,000	8,928,000
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 1.20%	8,657,000	8,657,000
Total Money Market Funds		26,455,000
Repurchase Agreements - 10.2%
Citigroup Global Markets, Inc., dated 12/29/17, due 1/2/18, 1.41% total to be received $46,551,468 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 4/1/18 - 8/20/67, totaling $47,475,059)	$ 46,544,176	46,544,176
Daiwa Capital Markets America, Inc., dated 12/29/17, due 1/2/18, 1.43% total to be received $46,551,571 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 1/11/18 - 12/1/51, totaling $47,475,061)	46,544,176	46,544,176
	Shares/ Principal Amount	Value
HSBC Securities, Inc., dated 12/29/17, due 1/2/18, 1.36% total to be received $33,884,657 (collateralized by various U.S. Treasury Obligations, 0.00% - 9.13%, 12/31/17 - 5/15/47, totaling $34,557,400)	$ 33,879,537	$ 33,879,537
RBC Dominion Securities, Inc., dated 12/29/17, due 1/2/18, 1.40% total to be received $46,551,416 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 1.88% - 8.88%, 2/15/19 - 12/20/47, totaling $47,475,060)	46,544,176	46,544,176
Total Repurchase Agreements		173,512,065
Total Short-Term Investments - 11.8% (Cost $199,967,065)		199,967,065
Total Investments - 102.9% (Cost $1,388,031,514)		1,740,005,321
Liabilities in Excess of Other Assets - (2.9)%		(48,543,192)
Net Assets - 100.0%		$1,691,462,129
The accompanying notes are an integral part of the financial statements.

Meridian Funds	27	www.meridianfund.com

Meridian Growth Fund
Schedule of Investments (continued)
December 31, 2017 (Unaudited)
ADR—American Depositary Receipt
CVR—Contingent Value Rights
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2017. Total value of such securities at period-end amounts to $247,244,191 and represents 14.62% of net assets.
[3]	Level 3 security. See Note 1 in Notes to Financial Statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $5,764,948 and represents 0.34% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	28	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments
December 31, 2017 (Unaudited)
	Shares	Value
Common Stocks - 93.2%
Consumer Discretionary - 8.9%
Auto Components - 1.1%
Ford Motor Co.	250,000	$ 3,122,500
Superior Industries International, Inc.[1]	285,000	4,232,250
		7,354,750
Diversified Consumer Services - 0.7%
Regis Corp.[2]	305,601	4,694,031
Hotels, Restaurants & Leisure - 1.5%
Brinker International, Inc.[1]	255,000	9,904,200
Leisure Products - 1.5%
Polaris Industries, Inc.[1]	77,000	9,547,230
Media - 2.6%
Lions Gate Entertainment Corp. Class B (Canada)[2]	534,000	16,949,160
Multiline Retail - 1.5%
Kohl's Corp.[1]	184,000	9,978,320
Total Consumer Discretionary		58,427,691
Consumer Staples - 4.6%
Beverages - 2.0%
Diageo Plc ADR (United Kingdom)	88,512	12,925,407
Food Products - 2.6%
Nomad Foods Ltd. (United Kingdom)[2]	1,024,000	17,315,840
Total Consumer Staples		30,241,247
Energy - 8.0%
Energy Equipment & Services - 0.8%
Core Laboratories N.V. (Netherlands)[1]	52,000	5,696,600
Oil, Gas & Consumable Fuels - 7.2%
California Resources Corp.[1,2]	531,271	10,327,908
EOG Resources, Inc.	189,826	20,484,124
TOTAL SA ADR (France)[1]	296,000	16,362,880
		47,174,912
Total Energy		52,871,512
Financials - 7.5%
Commercial Banks - 7.5%
Bank of Hawaii Corp.[1]	73,968	6,339,058
Citizens Financial Group, Inc.	395,409	16,599,270
U.S. Bancorp	182,000	9,751,560
Umpqua Holdings Corp.[1]	791,000	16,452,800
Total Financials		49,142,688
	Shares	Value
Health Care - 13.4%
Biotechnology - 8.2%
Achillion Pharmaceuticals, Inc.[1,2]	925,000	$ 2,664,000
Agios Pharmaceuticals, Inc.[1,2]	137,000	7,832,290
Celgene Corp.[2]	155,000	16,175,800
Immunomedics, Inc.[1,2]	400,000	6,464,000
Juno Therapeutics, Inc.[1,2]	216,796	9,909,745
Neurocrine Biosciences, Inc.[1,2]	139,022	10,786,717
		53,832,552
Life Sciences Tools & Services - 1.3%
Accelerate Diagnostics, Inc.[1,2]	317,769	8,325,548
Pharmaceuticals - 3.9%
Nektar Therapeutics[1,2]	429,997	25,679,421
Total Health Care		87,837,521
Industrials - 9.9%
Aerospace & Defense - 1.2%
KLX, Inc.[2]	117,000	7,985,250
Building Products - 0.9%
Advanced Drainage Systems, Inc.[1]	241,000	5,747,850
Commercial Services & Supplies - 0.7%
HNI Corp.	120,000	4,628,400
Machinery - 2.7%
Xylem, Inc.	256,610	17,500,802
Road & Rail - 1.0%
Genesee & Wyoming, Inc. Class A1,2	84,000	6,613,320
Trading Companies & Distributors - 3.4%
H&E Equipment Services, Inc.	295,100	11,995,815
WESCO International, Inc.[2]	155,000	10,563,250
		22,559,065
Total Industrials		65,034,687
Information Technology - 23.3%
Electronic Equipment & Instruments - 1.5%
Trimble Navigation Ltd.[2]	247,156	10,044,420
Internet Software & Services - 2.1%
Benefitfocus, Inc.[1,2]	185,000	4,995,000
Nutanix, Inc. Class A1,2	245,000	8,643,600
		13,638,600
IT Services - 3.7%
Acxiom Corp.[2]	401,645	11,069,336
CACI International, Inc. Class A2	100,800	13,340,880
		24,410,216
Semiconductors - 6.4%
Ambarella, Inc.[1,2]	65,000	3,818,750
Mellanox Technologies Ltd. (Israel)[1,2]	110,000	7,117,000
The accompanying notes are an integral part of the financial statements.

Meridian Funds	29	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2017 (Unaudited)
	Shares	Value
Micron Technology, Inc.[2]	311,772	$ 12,820,065
NVIDIA Corp.	45,742	8,851,077
Synaptics, Inc.[2]	230,000	9,186,200
		41,793,092
Software - 7.7%
FireEye, Inc.[1,2]	731,049	10,380,896
Microsoft Corp.	269,200	23,027,368
Verint Systems, Inc.[2]	417,000	17,451,450
		50,859,714
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	75,000	12,692,250
Total Information Technology		153,438,292
Materials - 10.3%
Chemicals - 1.8%
Agrium, Inc. (Canada)[1]	105,777	12,164,355
Construction Materials - 2.4%
Summit Materials Inc. Class A1,2	168,421	5,295,156
U.S. Concrete, Inc.[1,2]	127,200	10,640,280
		15,935,436
Containers & Packaging - 4.2%
Graphic Packaging Holding Co.	1,084,000	16,747,800
Owens-Illinois, Inc.[2]	492,200	10,912,074
		27,659,874
Metals & Mining - 1.9%
Newmont Mining Corp.	326,000	12,231,520
Total Materials		67,991,185
Real Estate - 4.9%
Equity Real Estate Investment Trusts (REITS) - 2.0%
Rayonier, Inc.	406,080	12,844,310
Real Estate Management & Development - 2.9%
Alexander & Baldwin, Inc.	446,677	12,390,820
Kennedy-Wilson Holdings, Inc. [1]	400,000	6,940,000
		19,330,820
Total Real Estate		32,175,130
Telecommunication Services - 1.7%
Diversified Telecommunications - 1.7%
Iridium Communications, Inc.[1,2]	935,515	11,039,077
Total Telecommunication Services		11,039,077
Utilities - 0.7%
Water Utilities - 0.7%
AquaVenture Holdings Ltd.[1,2]	300,000	4,656,000
Total Utilities		4,656,000
Total Common Stocks - 93.2% (Cost $429,016,150)		612,855,030
	Shares/ Principal Amount	Value
Short-Term Investments - 17.5%3
Money Market Funds - 2.2%
BlackRock Liquidity Funds FedFund Portfolio, 1.17%	4,865,000	$ 4,865,000
Invesco Short Term Investments, Government & Agency Portfolio, 1.18%	4,897,000	4,897,000
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 1.20%	4,747,000	4,747,000
Total Money Market Funds		14,509,000
Repurchase Agreements - 15.3%
Citigroup Global Markets, Inc., dated 12/29/17, due 1/2/18, 1.41% total to be received $26,782,456 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 4/1/18 - 8/20/67, totaling $27,313,826)	$ 26,778,261	26,778,261
Daiwa Capital Markets America, Inc., dated 12/29/17, due 1/2/18, 1.43% total to be received $26,782,516 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 1/11/18 - 12/1/51, totaling $27,313,827)	26,778,261	26,778,261
HSBC Securities, Inc., dated 12/29/17, due 1/2/18, 1.36% total to be received $20,206,598 (collateraized by various U.S. Treasury Obligations, 0.00% - 9.13%, 12/31/17 - 5/15/47, totaling $20,607,778)	20,203,545	20,203,545

The accompanying notes are an integral part of the financial statements.

Meridian Funds	30	www.meridianfund.com

Meridian Contrarian Fund
Schedule of Investments (continued)
December 31, 2017 (Unaudited)
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 12/29/17, due 1/2/18, 1.40% total to be received $26,782,427 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 1.88% - 8.88%, 2/15/19 - 12/20/47, totaling $27,313,826)	$ 26,778,261	$ 26,778,261
Total Repurchase Agreements		100,538,328
Total Short-Term Investments - 17.5% (Cost $115,047,328)		115,047,328
Total Investments - 110.7% (Cost $544,063,478)		727,902,358
Liabilities in Excess of Other Assets - (10.7)%		(70,383,283)
Net Assets - 100.0%		$ 657,519,075
Value
Call Option Written - (0.3)%
Total Call Option Written - (0.3)% (Premium received $(161,283))	$(2,169,000)

ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
Plc—Public Limited Company
[1]	All or portion of this security is on loan at December 31, 2017. Total value of such securities at period-end amounts to $134,728,043 and represents 20.49% of net assets.
[2]	Non-income producing securities.
[3]	Collateral received from brokers for securities lending was invested in short-term investments.
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Call
Nektar Therapeutics	35.00	1/19/18	(900)	$5,374,800	$(161,283)	$(2,169,000)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	31	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments
December 31, 2017 (Unaudited)
	Shares	Value
Common Stocks - 77.3%
Consumer Discretionary - 15.1%
Hotels, Restaurants & Leisure - 4.6%
Las Vegas Sands Corp.	25,000	$ 1,737,250
Starbucks Corp.	14,172	813,898
		2,551,148
Internet & Direct Marketing Retail - 2.9%
Amazon.com, Inc.[1]	1,400	1,637,258
Media - 6.4%
Roku, Inc.[1,2]	60,000	3,106,800
Walt Disney Co. (The)[2]	4,724	507,877
		3,614,677
Specialty Retail - 1.2%
Best Buy Co., Inc.	10,000	684,700
Total Consumer Discretionary		8,487,783
Consumer Staples - 3.1%
Food & Staples Retailing - 1.5%
Costco Wholesale Corp.[2]	4,724	879,231
Tobacco - 1.6%
Altria Group, Inc.	12,440	888,340
Total Consumer Staples		1,767,571
Energy - 6.0%
Oil, Gas & Consumable Fuels - 6.0%
California Resources Corp.[1,3]	94,383	1,834,805
Cheniere Energy, Inc.[1]	28,344	1,526,041
Total Energy		3,360,846
Financials - 6.9%
Capital Markets - 1.0%
Intercontinental Exchange, Inc.	8,000	564,480
Commercial Banks - 5.9%
Citigroup, Inc.	14,267	1,061,607
JPMorgan Chase & Co.	9,570	1,023,416
U.S. Bancorp	23,232	1,244,771
		3,329,794
Total Financials		3,894,274
Health Care - 16.2%
Biotechnology - 15.1%
Alnylam Pharmaceuticals, Inc.[1,3]	16,000	2,032,800
Celgene Corp.[1]	20,820	2,172,775
Exact Sciences Corp.[1,3]	28,888	1,517,776
Juno Therapeutics, Inc.[1]	25,000	1,142,750
Vertex Pharmaceuticals, Inc.[1]	11,000	1,648,460
		8,514,561
Life Sciences Tools & Services - 1.1%
Accelerate Diagnostics, Inc.[1,3]	22,724	595,369
Total Health Care		9,109,930
	Shares	Value
Information Technology - 23.1%
Internet Software & Services - 6.3%
Alphabet, Inc. Class A1,2	1,665	$ 1,753,911
Facebook, Inc. Class A1	10,000	1,764,600
		3,518,511
IT Services - 5.6%
MasterCard, Inc. Class A	4,939	747,567
Switch, Inc. Class A3	80,000	1,455,200
Visa, Inc. Class A	8,294	945,682
		3,148,449
Semiconductors - 4.1%
NVIDIA Corp.	12,000	2,322,000
Software - 4.3%
Microsoft Corp.[2]	28,000	2,395,120
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.[2]	9,448	1,598,885
Total Information Technology		12,982,965
Materials - 4.6%
Chemicals - 0.9%
DowDuPont, Inc.	7,166	510,363
Metals & Mining - 3.7%
Royal Gold, Inc.	24,971	2,050,618
Total Materials		2,560,981
Telecommunication Services - 1.2%
Wireless Telecommunication Services - 1.2%
T-Mobile US, Inc.[1]	11,000	698,610
Total Telecommunication Services		698,610
Utilities - 1.1%
Multi-Utilities - 1.1%
Dominion Resources, Inc.	8,000	648,480
Total Utilities		648,480
Total Common Stocks - 77.3% (Cost $25,676,523)		43,511,440
	Principal Amount
Corporate Bonds - 6.8%
Energy - 6.8%
Oil, Gas & Consumable Fuels - 6.8%
California Resources Corp., 8.00%, 12/15/22[3,4]	$4,616,000	3,808,200
Total Corporate Bonds - 6.8% (Cost $2,806,708)		3,808,200
The accompanying notes are an integral part of the financial statements.

Meridian Funds	32	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
December 31, 2017 (Unaudited)
Value
Call Options Purchased - 12.8%
Total Call Options Purchased - 12.8% (Cost $5,702,351)	$ 7,192,055
Put Options Purchased - 2.4%
Total Put Options Purchased - 2.4% (Cost $2,196,515)	1,335,125
	Shares/ Principal Amount
Short-Term Investments - 14.8%5
Money Market Funds - 1.9%
BlackRock Liquidity Funds FedFund Portfolio, 1.17%	366,000	366,000
Invesco Short Term Investments, Government & Agency Portfolio, 1.18%	368,000	368,000
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 1.20%	357,000	357,000
Total Money Market Funds		1,091,000
Repurchase Agreements - 12.9%
Citigroup Global Markets, Inc., dated 12/29/17, due 1/2/18, 1.41% total to be received $1,938,884 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 4/1/18 - 8/20/67, totaling $1,977,351)	$ 1,938,580	1,938,580
Daiwa Capital Markets America, Inc., dated 12/29/17, due 1/2/18, 1.43% total to be received $1,938,888 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 1/11/18 - 12/1/51, totaling $1,977,352)	1,938,580	1,938,580
	Shares/ Principal Amount	Value
HSBC Securities, Inc., dated 12/29/17, due 1/2/18, 1.36% total to be received $1,422,208 (collateraized by various U.S. Treasury Obligations, 0.00% - 9.13%, 12/31/17 - 5/15/47, totaling $1,450,444)	$ 1,421,993	$ 1,421,993
RBC Dominion Securities, Inc., dated 12/29/17, due 1/2/18, 1.40% total to be received $1,938,882 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 1.88% - 8.88%, 2/15/19 - 12/20/47, totaling $1,977,352)	1,938,580	1,938,580
Total Repurchase Agreements		7,237,733
Total Short-Term Investments - 14.8% (Cost $8,328,733)		8,328,733
Total Investments - 114.1% (Cost $44,710,830)		64,175,553
Liabilities in Excess of Other Assets - (14.1)%		(7,926,689)
Net Assets - 100.0%		$56,248,864
	Shares
Securities Sold Short - (8.1)%
Telecommunication Services - (4.1)%
Diversified Telecommunications - (4.1)%
AT&T , Inc.	(25,000)	(972,000)
Verizon Communications, Inc.	(25,000)	(1,323,250)
Total Telecommunication Services		(2,295,250)
Consumer Discretionary - (2.5)%
Household Products - (2.5)%
Procter & Gamble Co. (The)	(15,000)	(1,378,200)
Total Consumer Discretionary		(1,378,200)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	33	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
December 31, 2017 (Unaudited)
	Shares	Value
Consumer Staples - (1.5)%
Food & Staples Retailing - (1.5)%
Wal-Mart Stores, Inc.	(8,800)	$ (869,000)
Total Consumer Staples		(869,000)
Total Securities - (8.1%) (Proceeds $(3,891,989))		$ (4,542,450)
Value
Put Options Written - (0.3)%
Total Put Options Written - (0.3)% (Premium received $(263,055))	$(183,150)

[1]	Non-income producing securities.
[2]	Securities, or a portion thereof, were pledged as collateral for securities sold short by the fund.
[3]	All or portion of this security is on loan at December 31, 2017. Total value of such securities at period-end amounts to $7,587,208 and represents 13.49% of net assets.
[4]	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Purchased
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Cost	Value
Call
Best Buy Co., Inc.	65.00	1/19/18	500	$ 3,423,500	$ 12,397	$ 203,000
Royal Gold, Inc.	100.00	1/19/18	1,500	12,318,000	92,815	3,750
SPDR Gold Shares	155.00	1/19/18	2,300	28,439,500	39,724	1,150
Twitter, Inc.	30.00	1/19/18	250	600,250	47,617	750
Best Buy Co., Inc.	70.00	3/16/18	1,000	6,847,000	54,793	370,000
SPDR Gold Shares	139.00	3/16/18	900	11,128,500	13,314	11,700
SPDR Gold Shares	144.00	3/16/18	4,100	50,696,500	40,152	24,600
Switch, Inc.	20.00	5/18/18	500	909,500	50,847	52,500
SPDR Gold Shares	150.00	6/15/18	2,000	24,730,000	141,586	46,000
Alnylam Pharmaceuticals, Inc.	165.00	1/18/19	200	2,541,000	225,279	244,000
Apple, Inc.	180.00	1/18/19	100	1,692,300	95,624	126,000
Apple, Inc.	200.00	1/18/19	100	1,692,300	53,579	67,900
Best Buy Co., Inc.	70.00	1/18/19	1,000	6,847,000	329,298	860,000
Best Buy Co., Inc.	90.00	1/18/19	1,000	6,847,000	95,433	275,000
Celgene Corp.	150.00	1/18/19	500	5,218,000	95,537	90,000
Costco Wholesale Corp.	160.00	1/18/19	105	1,954,260	117,283	350,805
Costco Wholesale Corp.	180.00	1/18/19	105	1,954,260	53,098	209,475
Dominion Energy, Inc.	80.00	1/18/19	320	2,593,920	110,414	164,480
Dominion Energy, Inc.	85.00	1/18/19	320	2,593,920	75,474	92,800
Dominion Energy, Inc.	90.00	1/18/19	800	6,484,800	86,634	96,000
NVIDIA Corp.	200.00	1/18/19	100	1,935,000	136,079	284,500
Royal Gold, Inc.	100.00	1/18/19	150	1,231,800	113,029	53,550
Royal Gold, Inc.	120.00	1/18/19	400	3,284,800	156,517	40,000
Starbucks Corp.	70.00	1/18/19	1,000	5,743,000	72,603	112,000
Facebook, Inc.	200.00	12/20/19	100	1,764,600	242,989	211,300
Facebook, Inc.	240.00	12/20/19	500	8,823,000	661,967	527,500
The accompanying notes are an integral part of the financial statements.

Meridian Funds	34	www.meridianfund.com

Meridian Equity Income Fund
Schedule of Investments (continued)
December 31, 2017 (Unaudited)
Derivative Financial Instruments Outstanding as of Period End
Exchange-Traded Options Purchased
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Cost	Value
Apple, Inc.	200.00	1/17/20	500	$ 8,461,500	$ 475,396	$ 690,000
CBS Corp.	55.00	1/17/20	500	2,950,000	489,397	535,000
NIKE, Inc.	55.00	1/17/20	409	2,558,295	230,159	513,295
Royal Gold, Inc.	85.00	1/17/20	300	2,463,600	501,088	345,000
Royal Gold, Inc.	100.00	1/17/20	500	4,106,000	545,886	315,000
Starbucks Corp.	70.00	1/17/20	1,000	5,743,000	246,343	275,000
				Total	$5,702,351	$7,192,055
Put
Netflix, Inc.	100.00	1/19/18	100	$ 1,919,600	$ 60,942	$ 100
Netflix, Inc.	150.00	1/19/18	100	1,919,600	50,079	1,200
Netflix, Inc.	195.00	1/19/18	200	3,839,200	220,159	122,600
Tesla, Inc.	320.00	1/19/18	50	1,556,750	130,540	79,650
Tesla, Inc.	300.00	1/19/18	50	1,556,750	109,540	31,500
Tesla, Inc.	250.00	1/19/18	250	7,783,750	80,038	11,250
Wal-Mart Stores, Inc.	70.00	1/19/18	450	4,443,750	37,390	225
Netflix, Inc.	150.00	3/16/18	100	1,919,600	51,579	13,700
Tesla, Inc.	350.00	3/16/18	50	1,556,750	151,040	234,250
Tesla, Inc.	290.00	3/16/18	50	1,556,750	109,735	66,650
Equifax, Inc.	100.00	4/20/18	100	1,179,200	107,089	11,500
Netflix, Inc.	170.00	4/20/18	300	5,758,800	257,573	171,300
Tesla, Inc.	325.00	4/20/18	40	1,245,400	116,047	132,200
Procter & Gamble Co. (The)	80.00	1/18/19	400	3,675,200	134,667	84,000
Procter & Gamble Co. (The)	85.00	1/18/19	400	3,675,200	192,317	132,000
Procter & Gamble Co. (The)	90.00	1/18/19	400	3,675,200	245,317	208,000
Wal-Mart Stores, Inc.	60.00	1/18/19	1,000	9,875,000	142,463	35,000
				Total	$2,196,515	$1,335,125
Exchange-Traded Options Written
Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium Received	Value
Put
Netflix, Inc.	65.00	1/19/18	100	$ 987,500	$ (13,319)	$ (150)
Roku, Inc.	35.00	1/18/19	96	497,088	(96,585)	(74,880)
Roku, Inc.	30.00	1/18/19	204	1,056,312	(153,151)	(108,120)
				Total	$ (263,055)	$(183,150)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	35	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments
December 31, 2017 (Unaudited)
	Shares	Value
Common Stocks - 92.4%
Consumer Discretionary - 12.6%
Diversified Consumer Services - 1.2%
Grand Canyon Education, Inc.[1]	179,438	$ 16,065,084
Hotels, Restaurants & Leisure - 0.7%
Playa Hotels & Resorts, N.V.[1,2]	897,075	9,679,439
Household Durables - 0.7%
Helen of Troy Ltd.[1]	90,479	8,717,652
Leisure Products - 1.0%
Malibu Boats, Inc. Class A1	422,787	12,569,458
Media - 0.6%
National CineMedia, Inc.	1,131,837	7,764,402
Specialty Retail - 4.0%
Dick's Sporting Goods, Inc.[2]	250,964	7,212,705
Monro Muffler Brake, Inc.[2]	276,518	15,747,700
Sally Beauty Holdings, Inc.[1,2]	1,626,085	30,505,355
		53,465,760
Textiles, Apparel & Luxury Goods - 4.4%
Carter's, Inc.	203,998	23,967,725
Under Armour, Inc. Class C1,2	876,229	11,671,370
Wolverine World Wide, Inc.[2]	708,001	22,571,072
		58,210,167
Total Consumer Discretionary		166,471,962
Consumer Staples - 0.6%
Food & Staples Retailing - 0.6%
Casey's General Stores, Inc.[2]	71,927	8,051,508
Total Consumer Staples		8,051,508
Energy - 0.9%
Energy Equipment & Services - 0.2%
RigNet, Inc.[1]	206,009	3,079,834
Oil, Gas & Consumable Fuels - 0.7%
Evolution Petroleum Corp.	1,330,481	9,113,795
Total Energy		12,193,629
Financials - 6.5%
Capital Markets - 6.1%
Avista Healthcare Public Acquisition Corp. Class A1	991,546	9,836,136
Financial Engines, Inc.[2]	520,006	15,756,182
Legacy Acquisition Corp.[1]	1,173,524	11,664,829
PennantPark Investment Corp.	989,916	6,840,320
TPG Pace Energy Holdings Corp.[1]	1,204,372	12,224,376
TPG Pace Holdings Corp.[1]	712,866	7,285,490
	Shares	Value
WisdomTree Investments, Inc.[2]	1,328,008	$ 16,666,500
		80,273,833
Insurance - 0.4%
Trupanion, Inc. [1,2]	189,151	5,536,450
Total Financials		85,810,283
Health Care - 19.3%
Biotechnology - 7.8%
Argenx SE Class A ADR (Netherlands)[1,2]	117,909	7,444,774
Atara Biotherapeutics, Inc. [1,2]	480,529	8,697,575
Centrexion Therapeutics Corp. Acquisition Date: 12/18/17, Cost $2,995,007[1,3,4]	1,663,893	2,995,007
Chimerix, Inc. [1]	1,603,648	7,424,890
DBV Technologies SA ADR (France)[1,2]	319,127	7,850,524
Deciphera Pharmaceuticals, Inc.[1]	118,873	2,694,851
Heron Therapeutics, Inc.[1,2]	417,420	7,555,302
Ignyta, Inc.[1]	579,289	15,467,016
Immunomedics, Inc.[1,2]	708,963	11,456,842
Mersana Therapeutics, Inc.[1,2]	440,508	7,237,547
Neon Therapeutics, Inc. Acquisition Date: 12/1/17, Cost $3,000,001[1,3,4]	1,067,616	3,000,001
NexImmune, Inc. Acquisition Date: 12/28/17, Cost $3,000,000[1,3,4]	10,166,045	3,000,000
Rhythm Pharmaceuticals, Inc.[1,2]	272,957	7,932,131
SlipChip Corp. Acquisition Date: 10/6/17, Cost $4,000,000[1,3,4]	1,462,202	4,000,000
Xencor, Inc. [1,2]	307,898	6,749,124
		103,505,584
Health Care Equipment & Supplies - 5.3%
CryoLife, Inc.[1]	422,990	8,100,259
DexCom, Inc.[1,2]	152,206	8,735,102
Endologix, Inc.[1,2]	1,438,294	7,694,873
Entellus Medical, Inc.[1,2]	561,592	13,697,229
Insulet Corp.[1]	102,661	7,083,609
Merit Medical Systems, Inc.[1]	159,635	6,896,232
Natus Medical, Inc.[1,2]	240,184	9,175,029
Nevro Corp. [1,2]	115,207	7,953,891
		69,336,224
Health Care Providers & Services - 0.5%
Healthequity, Inc.[1,2]	153,782	7,175,468
The accompanying notes are an integral part of the financial statements.

Meridian Funds	36	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2017 (Unaudited)
	Shares	Value
Health Care Technology - 1.1%
HealthStream, Inc.[1]	309,511	$ 7,168,275
Medidata Solutions, Inc.[1]	108,244	6,859,422
		14,027,697
Life Sciences Tools & Services - 2.3%
Accelerate Diagnostics, Inc.[1,2]	259,324	6,794,289
INC Research Holdings, Inc. Class A1,2	369,488	16,109,676
Pacific Biosciences of California, Inc.[1,2]	2,586,789	6,829,123
		29,733,088
Pharmaceuticals - 2.3%
Kiniksa Pharmaceuticals Ltd. Acquisition Date: 3/8/17, Cost $2,008,733[1,3,4]	790,000	2,008,733
Prestige Brands Holdings, Inc.[1,2]	239,887	10,653,382
Revance Therapeutics, Inc.[1,2]	261,503	9,348,732
WaVe Life Sciences Ltd.[1]	239,107	8,392,656
		30,403,503
Total Health Care		254,181,564
Industrials - 27.2%
Aerospace & Defense - 1.1%
Axon Enterprise, Inc.[1,2]	559,397	14,824,020
Air Freight & Logistics - 1.4%
Forward Air Corp.	323,505	18,582,127
Commercial Services & Supplies - 10.2%
ABM Industries, Inc.	199,292	7,517,294
Clean Harbors, Inc.[1]	215,735	11,692,837
Heritage-Crystal Clean, Inc.[1]	1,254,302	27,281,068
Hudson Technologies, Inc.[1]	1,313,698	7,974,147
InnerWorkings, Inc.[1]	2,289,500	22,963,685
Multi-Color Corp.[2]	308,257	23,073,036
Ritchie Bros. Auctioneers, Inc. (Canada)[2]	348,249	10,423,093
SP Plus Corp.[1]	649,307	24,089,290
		135,014,450
Machinery - 5.9%
Graham Corp.	385,302	8,064,371
John Bean Technologies Corp.[2]	84,592	9,372,794
Kennametal, Inc.	446,792	21,629,201
Proto Labs, Inc.[1]	156,499	16,119,397
Tennant Co.	301,116	21,876,077
		77,061,840
Marine - 2.0%
Kirby Corp.[1]	396,804	26,506,507
	Shares	Value
Professional Services - 3.3%
TriNet Group, Inc.[1]	761,004	$ 33,742,917
TrueBlue, Inc.[1]	364,677	10,028,618
		43,771,535
Road & Rail - 2.0%
Heartland Express, Inc.[2]	1,061,411	24,773,333
Roadrunner Transportation Systems, Inc.[1]	139,345	1,074,350
		25,847,683
Trading Companies & Distributors - 1.3%
MSC Industrial Direct Co., Inc. Class A	182,468	17,637,357
Total Industrials		359,245,519
Information Technology - 23.0%
Electronic Equipment & Instruments - 1.4%
CTS Corp.	547,563	14,099,747
Mesa Laboratories, Inc. [2]	36,414	4,526,260
		18,626,007
Internet Software & Services - 11.8%
2U, Inc.[1,2]	224,233	14,465,271
Actua Corp.[1]	1,117,791	17,437,540
Benefitfocus, Inc.[1,2]	286,710	7,741,170
Carbonite, Inc.[1,2]	790,483	19,841,123
ChannelAdvisor Corp.[1]	646,584	5,819,256
Cimpress, N.V. (Netherlands)[1,2]	136,924	16,414,449
comScore, Inc.[1]	331,323	9,442,706
Envestnet, Inc.[1]	263,968	13,158,805
LivePerson, Inc.[1]	1,030,227	11,847,610
New Relic, Inc. [1]	118,447	6,842,683
Shutterstock, Inc.[1,2]	388,800	16,730,064
XO Group, Inc.[1]	868,043	16,024,074
		155,764,751
IT Services - 2.4%
Euronet Worldwide, Inc.[1]	83,711	7,054,326
Forrester Research, Inc.	174,190	7,699,198
Presidio, Inc.[1,2]	863,727	16,557,647
		31,311,171
Software - 5.9%
American Software, Inc.	440,322	5,120,945
Barracuda Networks, Inc.[1]	355,253	9,769,457
Blackline, Inc.[1,2]	78,294	2,568,043
Callidus Software, Inc.[1]	536,400	15,367,860
CyberArk Software Ltd.[1]	226,768	9,385,928
Descartes Systems Group, Inc. (The) (Canada)[1]	320,098	9,090,783
Everbridge, Inc.[1]	270,487	8,038,874
QAD, Inc. Class A	279,998	10,877,922

The accompanying notes are an integral part of the financial statements.

Meridian Funds	37	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2017 (Unaudited)
	Shares	Value
RealPage, Inc.[1,2]	173,229	$ 7,674,045
		77,893,857
Technology Hardware, Storage & Peripherals - 1.5%
3D Systems[1,2]	803,414	6,941,497
Stratasys Ltd.[1,2]	612,046	12,216,438
		19,157,935
Total Information Technology		302,753,721
Materials - 0.6%
Chemicals - 0.6%
KMG Chemicals, Inc.	125,483	8,291,917
Total Materials		8,291,917
Real Estate - 1.7%
Equity Real Estate Investment Trusts (REITS) - 1.1%
Jernigan Capital, Inc.[2]	349,670	6,647,227
National Storage Affiliates Trust	284,341	7,751,135
		14,398,362
Real Estate Management & Development - 0.6%
FirstService Corp. (Canada)	103,065	7,206,305
Total Real Estate		21,604,667
Total Common Stocks - 92.4% (Cost $1,028,884,154)		1,218,604,770
Warrants - 0.0%
Financials - 0.0%
Capital Markets - 0.0%
Avista Healthcare Public Acquisition Corp. Class A, Strike Price $11.50, Expires 12/2/21[1]	898,585	251,693
Total Financials		251,693
Total Warrants - 0.0% (Cost $273,528)		251,693
	Shares/ Principal Amount
Short-Term Investments - 9.8%5
Money Market Funds - 1.3%
BlackRock Liquidity Funds FedFund Portfolio, 1.17%	5,726,000	5,726,000
Invesco Short Term Investments, Government & Agency Portfolio, 1.18%	5,764,000	5,764,000
	Shares/ Principal Amount	Value
Morgan Stanley Liquidity Funds, Government Portfolio, Institutional Class, 1.20%	5,588,000	$ 5,588,000
Total Money Market Funds		17,078,000
Repurchase Agreements - 8.5%
Citigroup Global Markets, Inc., dated 12/29/17, due 1/2/18, 1.41% total to be received $30,209,986 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 9.00%, 4/1/18 - 8/20/67, totaling $30,809,359)	$ 30,205,254	30,205,254
Daiwa Capital Markets America, Inc., dated 12/29/17, due 1/2/18, 1.43% total to be received $30,210,053 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 0.00% - 6.50%, 1/11/18 - 12/1/51, totaling $30,809,360)	30,205,254	30,205,254
HSBC Securities, Inc., dated 12/29/17, due 1/2/18, 1.36% total to be received $22,080,119 (collateraized by various U.S. Treasury Obligations, 0.00% - 9.13%, 12/31/17 - 5/15/47, totaling $22,518,496)	22,076,783	22,076,783

The accompanying notes are an integral part of the financial statements.

Meridian Funds	38	www.meridianfund.com

Meridian Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2017 (Unaudited)
	Shares/ Principal Amount	Value
RBC Dominion Securities, Inc., dated 12/29/17, due 1/2/18, 1.40% total to be received $30,209,953 (collateralized by various U.S. Government Sponsored Agency and U.S. Treasury Obligations, 1.88% - 8.88%, 2/15/19 - 12/20/47, totaling $30,809,359)	$ 30,205,254	$ 30,205,254
Total Repurchase Agreements		112,692,545
Total Short-Term Investments - 9.8% (Cost $129,770,545)		129,770,545
Total Investments - 102.2% (Cost $1,158,928,227)		1,348,627,008
Liabilities in Excess of Other Assets - (2.2)%		(29,384,693)
Net Assets - 100.0%		$1,319,242,315
ADR—American Depositary Receipt
N.V.—Naamloze Vennootschap is the Dutch term for limited liability company
[1]	Non-income producing securities.
[2]	All or portion of this security is on loan at December 31, 2017. Total value of such securities at period-end amounts to $166,731,156 and represents 12.64% of net assets.
[3]	Level 3 security. See Note 1 in Notes to Financial Statements.
[4]	Restricted security; cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules. Acquisition date represents the date on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities at period-end amounts to $15,003,741 and represents 1.14% of net assets.
[5]	Collateral received from brokers for securities lending was invested in short-term investments.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	39	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities
December 31, 2017 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Assets
Investments, at value[1,2]	$1,566,493,256	$627,364,030	$56,937,820	$1,235,934,463
Repurchase agreements[3]	173,512,065	100,538,328	7,237,733	112,692,545
Cash and cash equivalents	159,067,173	28,613,754	1,529,238	118,632,672
Cash held as collateral	—	10,023,686	3,573,360	—
Receivables and other assets:
Fund shares purchased	420,974	132,740	2,818	3,045,608
Investments sold	64,404	1,306,368	—	8,472,204
Dividends and interest	229,406	7,725,584	37,873	454,117
Securities lending interest	141,362	218,987	11,918	236,053
Prepaid expenses	84,502	47,815	33,354	94,937
Total Assets	1,900,013,142	775,971,292	69,364,114	1,479,562,599

Liabilities
Securities sold short[4]	—	—	4,542,450	—
Collateral held for securities on loan	199,967,065	115,047,328	8,328,733	129,770,545
Payables and other accrued expenses:
Options written at value[5]	—	2,169,000	183,150	—
Fund shares sold	1,100,083	155,310	—	1,168,476
Investments purchased	6,192,315	422,176	—	28,087,282
Investment advisory fees	1,001,793	520,522	39,535	1,035,465
Distribution fees	—	—	—	1,199
Service plan fees	5,991	135	941	51,635
Professional fees	76,899	35,372	7,896	48,114
Directors' fees	3,700	1,663	135	394
Transfer agent fees	100,947	48,003	3,555	125,820
Other	102,220	52,708	8,855	31,354
Total Liabilities	208,551,013	118,452,217	13,115,250	160,320,284
Net Assets	$1,691,462,129	$657,519,075	$56,248,864	$1,319,242,315

Net Assets Consist of
Paid in capital	$1,324,376,284	$453,820,055	$40,422,371	$1,116,568,017
Accumulated net realized gain/(loss) on investments, written options, and foreign currency transactions	16,295,692	14,287,274	(3,366,680)	17,892,967
Net unrealized appreciation on investments and foreign currency translations	351,973,807	183,838,880	18,814,262	189,698,781
Net unrealized appreciation/(depreciation) on written options	—	(2,007,717)	79,905	—
Undistributed (distributions in excess of) net investment income	(1,183,654)	7,580,583	299,006	(4,917,450)
Net Assets	$1,691,462,129	$657,519,075	$56,248,864	$1,319,242,315
[1] Investments at cost	$1,188,064,449	$429,016,150	$36,382,097	$1,029,157,682

[2]	Including securities on loan valued at $247,244,191, $134,728,043, $7,587,208 and $166,731,156, respectively. See Note 4 in Notes to Financial Statements.
[3]	Repurchase agreements at cost $173,512,065, $100,538,328, $7,237,733 and $112,692,545, respectively.
[4]	Proceeds received from securities sold short $—, $—, $3,891,989 and $—, respectively.
[5]	Written options, premium received of $—, $161,283, $263,055, and $—, respectively.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	40	www.meridianfund.com

Meridian Fund, Inc.
Statements of Assets and Liabilities (continued)
December 31, 2017	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Net Asset Value
Legacy Class
Net Assets	$1,352,361,714	$653,559,792	$51,196,070	$ 66,754,089
Shares outstanding[6]	32,484,624	15,575,154	3,206,206	4,173,325
Net Asset value per share (offering and redemption price)	$ 41.63	$ 41.96	$ 15.97	$ 16.00
Institutional Class
Net Assets	$ 220,456,196	$ —	$ —	$431,602,911
Shares outstanding[6]	5,298,032	—	—	26,904,714
Net Asset value per share (offering and redemption price)	$ 41.61	$ —	$ —	$ 16.04
Class A
Net Assets	$ 17,177,255	$ 817,695	$ 4,771,299	$ 88,373,424
Shares outstanding[6]	422,970	19,869	300,770	5,602,377
Net Asset value per share (offering and redemption price)	$ 40.61	$ 41.15	$ 15.86	$ 15.77
Class C
Net Assets	$ 3,307,861	$ 24,764	$ 1,325	$ 42,670,354
Shares outstanding[6]	81,746	607	84	2,740,091
Net Asset value per share (offering and redemption price)	$ 40.47	$ 40.81	$ 15.86[7]	$ 15.57
Investor Class
Net Assets	$ 98,159,103	$ 3,116,824	$ 280,170	$689,841,537
Shares outstanding[6]	2,377,134	74,741	17,531	43,212,764
Net Asset value per share (offering and redemption price)	$ 41.29	$ 41.70	$ 15.98	$ 15.96

[6]	500,000,000 shares authorized, $0.01 par value.
[7]	The NAV reported above represents the traded NAV at December 31, 2017.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	41	www.meridianfund.com

Meridian Fund, Inc.
Statements of Operations
For the Six Months Ended December 31, 2017 (Unaudited)	Meridian Growth Fund	Meridian Contrarian Fund	Meridian Equity Income Fund	Meridian Small Cap Growth Fund
Investment Income
Dividends	$ 4,867,513	$10,468,525	$ 230,778	$ 2,829,522
Foreign taxes withheld	(21,458)	(92,649)	—	(18,021)
Interest income	—	—	365,543	—
Securities lending	514,735	688,666	61,672	683,425
Total investment income	5,360,790	11,064,542	657,993	3,494,926

Expenses
Investment advisory fees	5,743,892	3,086,974	225,625	5,541,502
Custodian fees	68,365	29,276	4,147	45,989
Distribution and service plan fees:
Class A	21,182	694	4,819	107,924
Class C	15,765	155	6	220,284
Directors' fees	94,653	38,877	3,247	64,052
Pricing fees	74,942	36,392	12,093	57,443
Audit and tax fees	35,170	13,926	1,160	21,667
Legal fees	28,083	11,854	986	15,118
Registration and filing fees	49,725	40,805	39,284	65,147
Shareholder communications	62,120	27,062	1,843	47,734
Transfer agent fees	301,415	128,938	9,412	389,472
Recoupment of investment advisory fees previously waived	—	2,997	19,080	22,523
Miscellaneous expenses	49,132	23,147	4,645	22,253
Total expenses excluding dividend expense	6,544,444	3,441,097	326,347	6,621,108
Dividend expense	—	—	22,768	—
Total expense	6,544,444	3,441,097	349,115	6,621,108
Less waivers and/or reimbursements (Note 6)	—	—	—	—
Net expenses	6,544,444	3,441,097	349,115	6,621,108
Net investment income (loss)	(1,183,654)	7,623,445	308,878	(3,126,182)

Realized and Unrealized Gain (Loss)
Net realized gain on investments and foreign currency transactions	95,896,439	26,548,919	2,860,262	55,973,123
Net realized loss on securities sold short	—	—	(1,130,884)	—
Net realized gain/(loss) on written options	—	319,764	(50,574)	—
Net change in unrealized appreciation on investments and foreign currency translations	67,740,126	63,860,171	7,261,200	67,823,535
Net change in unrealized depreciation on securities sold short	—	—	(321,811)	—
Net change in unrealized appreciation/(depreciation) on written options	—	(2,007,815)	67,686	—
Total realized and unrealized gain	163,636,565	88,721,039	8,685,879	123,796,658
Net increase in net assets resulting from operations	$162,452,911	$96,344,484	$ 8,994,757	$120,670,476
The accompanying notes are an integral part of the financial statements.

Meridian Funds	42	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets
	Meridian Growth Fund		Meridian Contrarian Fund
Changes in Net Assets From:	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
Operations
Net investment income/(loss)	$ (1,183,654)	$ (3,315,476)	$ 7,623,445	$ (318,010)
Net realized gain on investments, written options, and foreign currency transactions	95,896,439	87,209,658	26,868,683	67,020,433
Net change in unrealized appreciation on investments	67,740,126	199,845,882	61,852,356	53,353,256
Net increase in net assets resulting from operations and foreign currency translations	162,452,911	283,740,064	96,344,484	120,055,679

Distributions to Shareholders From:
Net Investment income:
Legacy Class	—	—	(42,862)	(176,151)
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Investor Class	—	—	—	—
Net Realized Gains:
Legacy Class	(89,772,354)	(6,721,792)	(62,858,517)	(2,817,023)
Institutional Class	(14,571,915)	(338,118)	—	—
Class A	(1,175,172)	(72,390)	(61,424)	(2,356)
Class C	(224,281)	(6,716)	(2,415)	(178)
Investor Class	(6,562,237)	(301,770)	(299,488)	(8,820)
Decrease in net assets from distributions	(112,305,959)	(7,440,786)	(63,264,706)	(3,004,528)

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	168,798,954	(52,801,022)	32,164,041	(63,490,549)
Total increase in net assets	218,945,906	223,498,256	65,243,819	53,560,602

Net Assets
Beginning of Period	1,472,516,223	1,249,017,967	592,275,256	538,714,654
End of Period*	$1,691,462,129	$1,472,516,223	$657,519,075	$592,275,256
*Includes accumulated undistributed (distributions in excess of) net investment income	$ (1,183,654)	$ —	$ 7,580,583	$ —
The accompanying notes are an integral part of the financial statements.

Meridian Funds	43	www.meridianfund.com

Meridian Fund, Inc.
Statements of Changes in Net Assets (continued)
	Meridian Equity Income Fund		Meridian Small Cap Growth Fund
Changes in Net Assets From:	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017	Six Months Ended December 31, 2017 (Unaudited)	Year Ended June 30, 2017
Operations
Net investment income/(loss)	$ 308,878	$ 646,070	$ (3,126,182)	$ (4,448,894)
Net realized gain/(loss) on investments and foreign currency transactions	1,678,804	(1,772,254)	55,973,123	29,193,583
Net change in unrealized appreciation on investments, written options, securities sold short, and foreign currency translations	7,007,075	9,103,798	67,823,535	111,454,640
Net increase in net assets resulting from operations and foreign currency translations	8,994,757	7,977,614	120,670,476	136,199,329

Distributions to Shareholders From:
Net Investment income:
Legacy Class	(599,181)	(362,896)	—	—
Institutional Class	—	—	—	—
Class A	(53,696)	(2,557)	—	—
Class C	(7)	(1)	—	—
Investor Class	(3,042)	(1,454)	—	—
Net Realized Gains:
Legacy Class	—	—	(2,783,183)	—
Institutional Class	—	—	(17,222,385)	—
Class A	—	—	(3,734,054)	—
Class C	—	—	(1,761,834)	—
Investor Class	—	—	(27,653,283)	—
Decrease in net assets from distributions	(655,926)	(366,908)	(53,154,739)	—

Fund Share Transactions
Net increase (decrease) in net assets resulting from fund share transactions (Note 2)	(1,778,438)	(3,928,458)	354,477,212	426,306,691
Total increase in net assets	6,560,393	3,682,248	421,992,949	562,506,020

Net Assets
Beginning of Period	49,688,471	46,006,223	897,249,366	334,743,346
End of Period*	$56,248,864	$49,688,471	$1,319,242,315	$897,249,366
*Includes accumulated undistributed (distributions in excess of) net investment income	$ 299,006	$ 646,054	$ (4,917,450)	$ (1,791,268)
The accompanying notes are an integral part of the financial statements.

Meridian Funds	44	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2017 (Unaudited)	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$ 40.15	$ 32.70	$ 37.80	$ 37.86	$ 44.31	$ 45.06
Income (loss) from investment operations
Net investment income (loss)[1]	(0.03)	(0.09)	(0.10)	(0.15)	(0.11)	0.05
Net realized and unrealized gain(loss)	4.45	7.74	(1.26)	4.37	6.89	6.23
Net increase(decrease) from investment operations	4.42	7.65	(1.36)	4.22	6.78	6.28
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.00) [2]	(0.15)
Distributions from net realized capital gains	(2.94)	(0.20)	(3.74)	(4.28)	(13.23)	(6.88)
Total distributions to shareholders	(2.94)	(0.20)	(3.74)	(4.28)	(13.23)	(7.03)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.00
Net asset value, end of period	$ 41.63	$ 40.15	$ 32.70	$ 37.80	$ 37.86	$ 44.31
Total return	11.05% [3]	23.46%	(2.94)%	11.85%	17.31%	15.54%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	(0.15)% [4]	(0.24)%	(0.30)%	(0.41)%	(0.27)%	0.11%
Ratio of expenses to average net assets:	0.85% [4]	0.87%	0.86%	0.84%	0.86%	0.87%

Supplemental Data
Net Assets, End of Period (000's)	$1,352,362	$1,270,753	$1,161,981	$1,937,346	$2,021,197	$2,112,945
Portfolio Turnover Rate	22% [3]	34%	67%	46%	96%	37%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	45	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Institutional Class	For the Six Months Ended December 31,2017 (Unaudited)	For the Fiscal Year Ended June 30,2017	For the Fiscal Year Ended June 30,2016	For the Period Ended June 30,2015[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 40.13	$ 32.68	$ 37.79	$ 36.44
Income (loss) from investment operations
Net investment loss[2]	(0.03)	(0.09)	(0.13)	(0.04)
Net realized and unrealized gain(loss)	4.44	7.74	(1.24)	1.39
Net increase(decrease) from investment operations	4.41	7.65	(1.37)	1.35
Less distributions to shareholders:
Distributions from net realized capital gains	(2.94)	(0.20)	(3.74)	0.00
Total distributions to shareholders	(2.94)	(0.20)	(3.74)	0.00
Redemption fees	0.01	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 41.61	$ 40.13	$ 32.68	$ 37.79
Total return	11.05% [4]	23.48%	(2.97)%	3.70% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.15)% [5]	(0.24)%	(0.40)%	(0.21)% [5]
Ratio of expenses to average net assets:
Total expense	0.85% [5]	0.87%	0.90%	1.15% [5]
Before fees waived and excluding recoupment of past waived fees	0.85% [5]	0.87%	0.87%	1.15% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.85% [5]	0.87%	0.87%	0.90% [5]

Supplemental Data
Net Assets, End of Period (000's)	$220,456	$ 92,203	$ 45,687	$ 19,575
Portfolio Turnover Rate	22% [4]	34%	67%	46% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	46	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class A	2017 (Unaudited)	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.29	$ 32.10	$ 37.37	$ 37.72	$ 35.67
Income (loss) from investment operations
Net investment loss[3]	(0.09)	(0.20)	(0.29)	(0.41)	(0.21)
Net realized and unrealized gain(loss)	4.35	7.59	(1.24)	4.33	2.26
Net increase(decrease) from investment operations	4.26	7.39	(1.53)	3.92	2.05
Less distributions to shareholders:
Distributions from net realized capital gains	(2.94)	(0.20)	(3.74)	(4.28)	(0.00) [4]
Total distributions to shareholders	(2.94)	(0.20)	(3.74)	(4.28)	(0.00) [4]
Redemption fees	0.00 [4]	0.00 [4]	0.00 [4]	0.01	0.00
Net asset value, end of period	$ 40.61	$ 39.29	$ 32.10	$ 37.37	$ 37.72
Total return	10.88% [5]	23.09%	(3.45)%	11.08%	5.75% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.45)% [6]	(0.56)%	(0.89)%	(1.11)%	(0.93)% [6]
Ratio of expenses to average net assets:
Total expense	1.16% [6]	1.18%	1.40%	1.69%	2.00% [6]
Before fees waived and excluding recoupment of past waived fees	1.16% [6]	1.18%	1.22%	1.69%	2.00% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.16% [6]	1.18%	1.22%	1.55%	1.55% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 17,177	$ 17,287	$ 8,832	$ 8,812	$ 4,904
Portfolio Turnover Rate	22% [5]	34%	67%	46%	96% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	47	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
Class C	For the Six Months Ended December 31,2017 (Unaudited)	For the Fiscal Year Ended June 30,2017	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.30	$ 32.34	$ 37.80
Income (loss) from investment operations
Net investment loss[2]	(0.24)	(0.48)	(0.52)
Net realized and unrealized loss	4.35	7.64	(1.20)
Net increase(decrease) from investment operations	4.11	7.16	(1.72)
Less distributions to shareholders:
Distributions from net realized capital gains	(2.94)	(0.20)	(3.74)
Total distributions to shareholders	(2.94)	(0.20)	(3.74)
Redemption fees	0.00	0.00	0.00
Net asset value, end of period	$ 40.47	$ 39.30	$ 32.34
Total return	10.46% [3]	22.20%	(3.95)% [3]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.18)% [4]	(1.33)%	(1.68)% [4]
Ratio of expenses to average net assets:	1.88% [4]	1.92%	1.95% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 3,308	$ 3,095	$ 804
Portfolio Turnover Rate	22% [3]	34%	67% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	48	www.meridianfund.com

Meridian Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Investor Class	2017 (Unaudited)	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.86	$ 32.48	$ 37.61	$ 37.78	$ 35.67
Income (loss) from investment operations
Net investment loss[2]	(0.04)	(0.12)	(0.14)	(0.27)	(0.16)
Net realized and unrealized gain/(loss)	4.41	7.69	(1.26)	4.37	2.27
Net increase(decrease) from investment operations	4.37	7.57	(1.40)	4.10	2.11
Less distributions to shareholders:
Distributions from net realized capital gains	(2.94)	(0.20)	(3.74)	(4.28)	(0.00) [3]
Total distributions to shareholders	(2.94)	(0.20)	(3.74)	(4.28)	(0.00) [3]
Redemption fees	0.00	0.01	0.01	0.01	0.00
Net asset value, end of period	$ 41.29	$ 39.86	$ 32.48	$ 37.61	$ 37.78
Total return	11.00% [4]	23.41%	(3.04)%	11.56%	5.92% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.21)% [5]	(0.34)%	(0.43)%	(0.73)%	(0.70)% [5]
Ratio of expenses to average net assets:
Total expense	0.92% [5]	0.94%	0.97%	1.16%	1.30% [5]
Before fees waived and excluding recoupment of past waived fees	0.92% [5]	0.94%	0.97%	1.16%	1.30% [5]
After fees waived and excluding recoupment of past waived fees[6]	0.92% [5]	0.94%	0.97%	1.16%	1.30% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 98,159	$ 89,177	$ 31,714	$ 42,062	$ 18,749
Portfolio Turnover Rate	22% [4]	34%	67%	46%	96% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	49	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2017 (Unaudited)	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$ 39.79	$ 32.42	$ 40.44	$ 45.52	$ 37.20	$ 30.60
Income (loss) from investment operations
Net investment income (loss)[1]	0.52	(0.02)	(0.05)	(0.00) [2]	0.01	0.14
Net realized and unrealized gain(loss)	6.06	7.58	(2.60)	2.66	8.63	6.57
Net increase(decrease) from investment operations	6.58	7.56	(2.65)	2.66	8.64	6.71
Less distributions to shareholders:
Distributions from net investment income	0.00 [2]	(0.01)	(0.02)	(0.09)	(0.18)	(0.11)
Distributions from net realized capital gains	(4.41)	(0.18)	(5.35)	(7.65)	(0.14)	0.00
Total distributions to shareholders	(4.41)	(0.19)	(5.37)	(7.74)	(0.32)	(0.11)
Redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00	0.00
Net asset value, end of period	$ 41.96	$ 39.79	$ 32.42	$ 40.44	$ 45.52	$ 37.20
Total return	16.67% [3]	23.36%	(6.33)%	6.84%	23.31%	21.98%

Ratios to Average Net Assets
Ratio of net investment income (loss) to average net assets	2.47% [4]	(0.05)%	(0.14)%	(0.01)%	0.01%	0.41%
Ratio of expenses to average net assets:	1.11% [4]	1.13%	1.13%	1.11%	1.13%	1.16%

Supplemental Data
Net Assets, End of Period (000's)	$653,560	$588,906	$536,799	$677,138	$764,882	$704,523
Portfolio Turnover Rate	27% [3]	54%	73%	76%	67%	55%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	50	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class A	2017 (Unaudited)	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.19	$ 32.08	$ 40.22	$ 45.41	$ 42.64
Income (loss) from investment operations
Net investment income (loss)[3]	0.38	(0.19)	(0.21)	(0.22)	(0.08)
Net realized and unrealized gain(loss)	5.99	7.48	(2.58)	2.68	3.02
Net increase(decrease) from investment operations	6.37	7.29	(2.79)	2.46	2.94
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.17)
Distributions from net realized capital gains	(4.41)	(0.18)	(5.35)	(7.65)	0.00
Total distributions to shareholders	(4.41)	(0.18)	(5.35)	(7.65)	(0.17)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 41.15	$ 39.19	$ 32.08	$ 40.22	$ 45.41
Total return	16.37% [4]	22.76%	(6.75)%	6.38%	6.91% [4]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	1.86% [5]	(0.53)%	(0.60)%	(0.52)%	(0.30)% [5]
Ratio of expenses to average net assets:
Total expense	1.60% [5]	1.60%	1.60%	3.46%	7.46% [5]
Before fees waived and excluding recoupment of past waived fees	1.41% [5]	1.42%	1.46%	3.46%	7.46% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.41% [5]	1.42%	1.46%	1.60%	1.60% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 818	$ 583	$ 431	$ 622	$ 462
Portfolio Turnover Rate	27% [4]	54%	73%	76%	67% [4]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	51	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
Class C	For the Six Months Ended December 31,2017 (Unaudited)	For the Fiscal Year Ended June 30,2017	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.00	$ 32.09	$ 40.54
Income (loss) from investment operations
Net investment income (loss)[2]	0.16	(0.39)	(0.36)
Net realized and unrealized loss	6.06	7.48	(2.74)
Net increase(decrease) from investment operations	6.22	7.09	(3.10)
Less distributions to shareholders:
Distributions from net realized capital gains	(4.41)	(0.18)	(5.35)
Total distributions to shareholders	(4.41)	(0.18)	(5.35)
Redemption fees	0.00	0.00	0.00
Net asset value, end of period	$ 40.81	$ 39.00	$ 32.09
Total return	16.07% [3]	22.12%	(7.50)% [3]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	0.77% [4]	(1.05)%	(1.11)% [4]
Ratio of expenses to average net assets:	2.13% [4]	2.13%	2.19% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 25	$ 43	$ 14
Portfolio Turnover Rate	27% [3]	54%	73% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	52	www.meridianfund.com

Meridian Contrarian Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Investor Class	2017 (Unaudited)	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 39.61	$ 32.34	$ 40.40	$ 45.47	$ 42.64
Income (loss) from investment operations
Net investment income (loss)[2]	0.47	(0.10)	(0.13)	(0.09)	(0.02)
Net realized and unrealized gain/(loss)	6.03	7.55	(2.59)	2.66	3.03
Net increase(decrease) from investment operations	6.50	7.45	(2.72)	2.57	3.01
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.18)
Distributions from net realized capital gains	(4.41)	(0.18)	(5.35)	(7.65)	0.00
Total distributions to shareholders	(4.41)	(0.18)	(5.35)	(7.65)	(0.18)
Redemption fees	0.00	0.00	0.01	0.01	0.00
Net asset value, end of period	$ 41.70	$ 39.61	$ 32.34	$ 40.40	$ 45.47
Total return	16.53% [3]	23.07%	(6.50)%	6.67%	7.08% [3]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	2.26% [4]	(0.27)%	(0.40)%	(0.21)%	(0.09)% [4]
Ratio of expenses to average net assets:
Total expense	1.35% [4]	1.35%	1.35%	2.34%	3.51% [4]
Before fees waived and excluding recoupment of past waived fees	1.18% [4]	1.23%	1.24%	2.34%	3.51% [4]
After fees waived and excluding recoupment of past waived fees[5]	1.18% [4]	1.23%	1.24%	1.35%	1.35% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 3,117	$ 2,743	$ 1,471	$ 1,008	$ 1,564
Portfolio Turnover Rate	27% [3]	54%	73%	76%	67% [3]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	53	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,
Legacy Class	2017 (Unaudited)	2017	2016	2015	2014	2013
Per Share Operating Performance
Net asset value, beginning of period	$ 13.59	$ 11.60	$ 12.51	$ 14.59	$ 12.35	$ 10.71
Income (loss) from investment operations
Net investment income[1]	0.09	0.17	0.09	0.12	0.24	0.24
Net realized and unrealized gain(loss)	2.48	1.92	(0.51)	0.47	2.22	1.68
Net increase(decrease) from investment operations	2.57	2.09	(0.42)	0.59	2.46	1.92
Less distributions to shareholders:
Distributions from net investment income	(0.19)	(0.10)	0.00	(0.25)	(0.22)	(0.28)
Distributions from net realized capital gains	0.00	0.00	(0.49)	(2.42)	0.00	0.00
Total distributions to shareholders	(0.19)	(0.10)	(0.49)	(2.67)	(0.22)	(0.28)
Redemption fees	0.00	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00
Net asset value, end of period	$ 15.97	$ 13.59	$ 11.60	$ 12.51	$ 14.59	$ 12.35
Total return	18.91% [3]	18.06%	(3.35)%	4.46%	20.04%	18.28%

Ratios to Average Net Assets
Ratio of net investment income to average net assets	1.22% [4]	1.35%	0.82%	0.88%	1.75%	2.08%
Ratio of expenses to average net assets:
Total expense	1.32% [4]	1.38%	1.29%	1.33%	1.37%	1.53%
Before fees waived and excluding recoupment of past waived fees	1.25% [4]	1.33%	1.27%	1.33%	1.37%	1.53%
After fees waived and excluding recoupment of past waived fees[5]	1.25% [4]	1.33%	1.27%	1.25%	1.25%	1.25%
After fees waived and excluding recoupment of past waived fess and dividend expenses	1.16% [4]	1.20%	1.23%	1.25%	1.25%	1.25%

Supplemental Data
Net Assets, End of Period (000's)	$ 51,196	$ 46,120	$ 45,251	$53,125	$ 33,649	$ 28,697
Portfolio Turnover Rate	19% [3]	44%	57%	266%	35%	44%

[1]	Per share net investment income has been calculated using the average daily shares method.
[2]	Less than $0.005 per share.
[3]	Not Annualized.
[4]	Annualized.
[5]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	54	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class A	2017 (Unaudited)	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 13.52	$ 11.54	$ 12.50	$ 14.58	$ 13.87
Income (loss) from investment operations
Net investment income (loss)[3]	0.06	0.16	0.06	(0.02)	0.13
Net realized and unrealized gain(loss)	2.46	1.88	(0.53)	0.58	0.78
Net increase(decrease) from investment operations	2.52	2.04	(0.47)	0.56	0.91
Less distributions to shareholders:
Distributions from net investment income	(0.18)	(0.06)	0.00	(0.22)	(0.20)
Distributions from net realized capital gains	0.00	0.00	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.18)	(0.06)	(0.49)	(2.64)	(0.20)
Redemption fees	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$ 15.86	$ 13.52	$ 11.54	$ 12.50	$ 14.58
Total return	18.64% [4]	17.69%	(3.76)%	4.24%	6.69% [4]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	0.88% [5]	1.25%	0.50%	(0.11)%	1.55% [5]
Ratio of expenses to average net assets:
Total expense	1.69% [5]	1.73%	1.69%	7.46%	132.38% [5]
Before fees waived and excluding recoupment of past waived fees	1.61% [5]	1.69%	1.69%	7.46%	132.38% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.61% [5]	1.69%	1.64%	1.60%	1.60% [5]
After fees waived and excluding recoupment of past waived fess and dividend expenses	1.53% [5]	1.56%	1.60%	1.60%	1.60% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 4,771	$ 3,321	$ 502	$ 501	$ 13
Portfolio Turnover Rate	19% [4]	44%	57%	266%	35% [4]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	55	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
Class C	For the Six Months Ended December 31,2017 (Unaudited)	For the Fiscal Year Ended June 30,2017	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 13.47	$ 11.50	$ 12.56
Income (loss) from investment operations
Net investment income[2]	0.03	0.07	0.00
Net realized and unrealized loss	2.44	1.91	(0.57)
Net increase(decrease) from investment operations	2.47	2.00	(0.57)
Less distributions to shareholders:
Distributions from net investment income	(0.08)	(0.01)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.49)
Total distributions to shareholders	(0.08)	(0.01)	(0.49)
Redemption fees	0.00	0.00	0.00
Net asset value, end of period	$ 15.86	$ 13.47	$ 11.50
Total return	18.35% [3]	17.26%	(4.55)% [3]

Ratios to Average Net Assets
Ratio of net investment income to average net assets	0.35% [4]	0.59%	0.04% [4]
Ratio of expenses to average net assets:
Total expense	2.09% [4]	2.33%	2.33% [4]
Before fees waived and excluding recoupment of past waived fees	2.16% [4,5]	2.33%	2.33% [4]
After fees waived and excluding recoupment of past waived fees[6]	2.09% [4]	2.13%	2.04% [4]
After fees waived and excluding recoupment of past waived fess and dividend expenses	2.00% [4]	2.00%	2.00% [4]

Supplemental Data
Net Assets, End of Period (000's)	$ 1	$ 1	$ 1
Portfolio Turnover Rate	19% [3]	44%	57% [3]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Not Annualized.
[4]	Annualized.
[5]	High ratio due to waiver and small net average assets.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	56	www.meridianfund.com

Meridian Equity Income Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Investor Class	2017 (Unaudited)	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 13.60	$ 11.60	$ 12.53	$ 14.60	$ 13.87
Income (loss) from investment operations
Net investment income (loss)[2]	0.08	0.16	0.08	(0.02)	0.15
Net realized and unrealized gain/(loss)	2.48	1.92	(0.52)	0.61	0.79
Net increase(decrease) from investment operations	2.56	2.08	(0.44)	0.59	0.94
Less distributions to shareholders:
Distributions from net investment income	(0.18)	(0.08)	0.00	(0.24)	(0.21)
Distributions from net realized capital gains	0.00	0.00	(0.49)	(2.42)	0.00
Total distributions to shareholders	(0.18)	(0.08)	(0.49)	(2.66)	(0.21)
Redemption fees	0.00	0.00	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 15.98	$ 13.60	$ 11.60	$ 12.53	$ 14.60
Total return	18.79% [4]	17.98%	(3.51)%	4.44%	6.87% [4]

Ratios to Average Net Assets
Ratio of net investment income(loss) to average net assets	1.11% [5]	1.24%	0.68%	(0.13)%	1.72% [5]
Ratio of expenses to average net assets:
Total expense	1.44% [5]	1.48%	1.39%	16.83%	39.23% [5]
Before fees waived and excluding recoupment of past waived fees	1.30% [5]	1.39%	1.37%	16.83%	39.23% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.30% [5]	1.39%	1.37%	1.35%	1.35% [5]
After fees waived and excluding recoupment of past waived fess and dividend expenses	1.21% [5]	1.26%	1.32%	1.35%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 280	$ 246	$ 252	$ 335	$ 45
Portfolio Turnover Rate	19% [4]	44%	57%	266%	35% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	57	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Legacy Class	2017 (Unaudited)	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 15.07	$ 11.87	$ 12.98	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.04)	(0.09)	(0.06)	(0.09)	(0.04)
Net realized and unrealized gain(loss)	1.64	3.29	(0.87)	1.72	1.69
Net increase(decrease) from investment operations	1.60	3.20	(0.93)	1.63	1.65
Less distributions to shareholders:
Distributions from net realized capital gains	(0.67)	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	(0.67)	0.00	(0.18)	(0.30)	0.00
Redemption fees	0.00	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 16.00	$ 15.07	$ 11.87	$ 12.98	$ 11.65
Total return	10.55% [4]	26.96%	(7.06)%	14.23%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.54)% [5]	(0.63)%	(0.52)%	(0.69)%	(0.61)% [5]
Ratio of expenses to average net assets:
Total expense	1.15% [5]	1.20%	1.20%	1.24%	2.35% [5]
Before fees waived and excluding recoupment of past waived fees	1.10% [5]	1.14%	1.20%	1.24%	2.35% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.10% [5]	1.14%	1.20%	1.20%	1.20% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 66,754	$ 66,777	$ 44,001	$ 59,459	$ 9,839
Portfolio Turnover Rate	25% [4]	39%	62%	45%	78% [4]

[1]	Commenced operations on December 16, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	58	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Institutional Class	For the Six Months Ended December 31,2017 (Unaudited)	For the Fiscal Year Ended June 30,2017	For the Fiscal Year Ended June 30,2016	For the Period Ended June 30,2015[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 15.11	$ 11.88	$ 12.98	$ 12.23
Income (loss) from investment operations
Net investment loss[2]	(0.04)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain(loss)	1.64	3.30	(0.87)	0.77
Net increase(decrease) from investment operations	1.60	3.23	(0.92)	0.75
Less distributions to shareholders:
Distributions from net realized capital gains	(0.67)	0.00	(0.18)	0.00
Total distributions to shareholders	(0.67)	0.00	(0.18)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00
Net asset value, end of period	$ 16.04	$ 15.11	$ 11.88	$ 12.98
Total return	10.59% [4]	27.19%	(6.98)%	6.13% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.45)% [5]	(0.52)%	(0.45)%	(0.29)% [5]
Ratio of expenses to average net assets:
Total expense	1.10% [5]	1.14%	1.22%	2.03% [5]
Before fees waived and excluding recoupment of past waived fees	1.10% [5]	1.14%	1.22%	2.03% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.10% [5]	1.10%	1.10%	1.10% [5]

Supplemental Data
Net Assets, End of Period (000's)	$431,603	$253,447	$ 52,784	$ 13,035
Portfolio Turnover Rate	25% [4]	39%	62%	44% [4]

[1]	Commenced operations on December 24, 2014.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	59	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Class A	2017 (Unaudited)	2017	2016 [1]	2015	2014 [2]
Per Share Operating Performance
Net asset value, beginning of period	$ 14.89	$ 11.76	$ 12.91	$ 11.63	$ 10.00
Income (loss) from investment operations
Net investment loss[3]	(0.06)	(0.12)	(0.10)	(0.13)	(0.06)
Net realized and unrealized gain(loss)	1.61	3.25	(0.87)	1.71	1.69
Net increase(decrease) from investment operations	1.55	3.13	(0.97)	1.58	1.63
Less distributions to shareholders:
Distributions from net realized capital gains	(0.67)	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	(0.67)	0.00	(0.18)	(0.30)	0.00
Redemption fees	0.00 [4]	0.00 [4]	0.00 [4]	0.00 [4]	0.00
Net asset value, end of period	$ 15.77	$ 14.89	$ 11.76	$ 12.91	$ 11.63
Total return	10.41% [5]	26.62%	(7.41)%	13.82%	16.30% [5]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.78)% [6]	(0.92)%	(0.89)%	(1.09)%	(1.01)% [6]
Ratio of expenses to average net assets:
Total expense	1.39% [6]	1.49%	1.60%	1.69%	2.99% [6]
Before fees waived and excluding recoupment of past waived fees	1.39% [6]	1.45%	1.56%	1.69%	2.99% [6]
After fees waived and excluding recoupment of past waived fees[7]	1.39% [6]	1.45%	1.56%	1.60%	1.60% [6]

Supplemental Data
Net Assets, End of Period (000's)	$ 88,373	$ 82,031	$ 52,173	$ 45,186	$ 6,524
Portfolio Turnover Rate	25% [5]	39%	62%	44%	78% [5]

[1]	On July 1, 2015, the Fund's Advisor Class Shares were redesignated as Class A Shares.
[2]	Commenced operations on November 15, 2013.
[3]	Per share net investment income has been calculated using the average daily shares method.
[4]	Less than $0.005 per share.
[5]	Not Annualized.
[6]	Annualized.
[7]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	60	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
Class C	For the Six Months Ended December 31,2017 (Unaudited)	For the Fiscal Year Ended June 30,2017	For the Fiscal Year Ended June 30,2016[1]
Per Share Operating Performance
Net asset value, beginning of period	$ 14.76	$ 11.74	$ 12.97
Income (loss) from investment operations
Net investment loss[2]	(0.12)	(0.22)	(0.17)
Net realized and unrealized loss	1.60	3.24	(0.88)
Net increase(decrease) from investment operations	1.48	3.02	(1.05)
Less distributions to shareholders:
Distributions from net realized capital gains	(0.67)	0.00	(0.18)
Total distributions to shareholders	(0.67)	0.00	(0.18)
Redemption fees	0.00	0.00 [3]	0.00 [3]
Net asset value, end of period	$ 15.57	$ 14.76	$ 11.74
Total return	10.03% [4]	25.72%	(8.00)% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(1.52)% [5]	(1.60)%	(1.50)% [5]
Ratio of expenses to average net assets:
Total expense	2.12% [5]	2.17%	2.28% [5]
Before fees waived and excluding recoupment of past waived fees	2.12% [5]	2.16%	2.28% [5]
After fees waived and excluding recoupment of past waived fees[6]	2.12% [5]	2.16%	2.25% [5]

Supplemental Data
Net Assets, End of Period (000's)	$ 42,670	$ 44,593	$ 23,689
Portfolio Turnover Rate	25% [4]	39%	62% [4]

[1]	Commenced operations on July 1, 2015.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	61	www.meridianfund.com

Meridian Small Cap Growth Fund
Financial Highlights
	For the Six Months Ended December 31,	For the Fiscal Year Ended June 30,			For the Period Ended June 30,
Investor Class	2017 (Unaudited)	2017	2016	2015	2014 [1]
Per Share Operating Performance
Net asset value, beginning of period	$ 15.05	$ 11.85	$ 12.97	$ 11.65	$ 10.00
Income (loss) from investment operations
Net investment loss[2]	(0.04)	(0.09)	(0.07)	(0.10)	(0.04)
Net realized and unrealized gain/(loss)	1.62	3.29	(0.87)	1.73	1.69
Net increase(decrease) from investment operations	1.58	3.20	(0.94)	1.63	1.65
Less distributions to shareholders:
Distributions from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(0.67)	0.00	(0.18)	(0.30)	0.00
Total distributions to shareholders	(0.67)	0.00	(0.18)	(0.31)	0.00
Redemption fees	0.00 [3]	0.00 [3]	0.00 [3]	0.00	0.00
Net asset value, end of period	$ 15.96	$ 15.05	$ 11.85	$ 12.97	$ 11.65
Total return	10.50% [4]	27.00%	(7.15)%	14.14%	16.50% [4]

Ratios to Average Net Assets
Ratio of net investment loss to average net assets	(0.53)% [5]	(0.69)%	(0.61)%	(0.83)%	(0.70)% [5]
Ratio of expenses to average net assets:
Total expense	1.15% [5]	1.26%	1.32%	1.33%	3.63% [5]
Before fees waived and excluding recoupment of past waived fees	1.15% [5]	1.26%	1.32%	1.33%	3.63% [5]
After fees waived and excluding recoupment of past waived fees[6]	1.15% [5]	1.26%	1.32%	1.33%	1.35% [5]

Supplemental Data
Net Assets, End of Period (000's)	$689,842	$450,402	$162,096	$131,211	$ 2,135
Portfolio Turnover Rate	25% [4]	39%	62%	44%	78% [4]

[1]	Commenced operations on November 15, 2013.
[2]	Per share net investment income has been calculated using the average daily shares method.
[3]	Less than $0.005 per share.
[4]	Not Annualized.
[5]	Annualized.
[6]	See Note 6 to Financial Statements.
The accompanying notes are an integral part of the financial statements.

Meridian Funds	62	www.meridianfund.com

Meridian Fund, Inc.
Notes to Financial Statements
For the Six Months ended December 31, 2017

1.	Organization and Significant Accounting Policies: Meridian Fund, Inc. (the “Meridian Funds” or the “Company”) comprises the following separate series: the Meridian Growth Fund (the “Growth Fund”), the Meridian Contrarian Fund (the “Contrarian Fund”), the Meridian Equity Income Fund (the “Equity Income Fund”), and the Meridian Small Cap Growth Fund (the “Small Cap Growth Fund”) (each a “Fund” and collectively, the “Funds”). The Company is registered as an open-end investment company under the Investment Company Act of 1940 and is organized as a Maryland corporation. Each Fund is classified as a "diversified" management investment company.
Meridian Funds offer five share classes: Legacy Class Shares, Investor Class Shares, Class A Shares, Class C Shares and Institutional Class Shares. Prior to July 1, 2015, Class A Shares were known as Advisor Class Shares. As of December 31, 2017, Institutional Class Shares of the Meridian Equity Income Fund and Meridian Contrarian Fund are not currently being offered for sale. Effective June 15, 2017, Investor Class, Class A, and Class C Shares of the Meridian Growth Fund are closed to new investors. Legacy Class Shares are available to investors who have continuously held an investment in any Meridian Fund prior to November 15, 2013. Institutional Class Shares are available to certain eligible investors including endowments, foundations and qualified retirement plans. Class A, Class C and Investor Class Shares are available for purchase through financial intermediary platforms. Class A Shares are subject to a maximum initial sales charge (front-end load) of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge ("CDSC") if redeemed within one year of purchase. Investor Class Shares are not subject to frond-end load or CDSC and require a higher minimum initial investment. All Classes have identical rights and privileges with respect to the Fund in general, and exclusive voting rights with respect to Class specific matters. Net Asset Value ("NAV") per share may differ by class due to each class having its own expenses directly attributable to that class. Investor Class, Class A and Class C Shares are subject to shareholder servicing and sub-transfer agent fees. Class A and Class C Shares are also subject to certain expenses related to the distribution of these shares. See Note 6 for further information on additional share classes and changes to shareholder servicing and distribution plans.
The primary investment objectives of the Growth Fund and Contrarian Fund are to seek long-term growth of capital.
The primary investment objective of the Equity Income Fund is to seek long-term growth of capital along with income as a component of total return.
The primary investment objective of the Small Cap Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of small capitalization companies.
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
a.	Share Valuation: The NAV of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of each Fund. The result is rounded to the nearest cent. Each Funds’ shares will not be priced on the days in which the New York Stock Exchange ("NYSE") is closed for trading.
b.	Investment Valuations: Equity securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.
Fixed income (debt) are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.
Investments in open-end U.S. mutual funds are valued at NAV each business day.
The market value of the Fund’s investments in the exchange traded funds is based on the published NAV of each fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.
Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option.
Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued based upon other available factors deemed relevant by ArrowMark Colorado Holdings, LLC (the “Adviser”) under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors (the “Board”). Effective March 31, 2017, Arrowpoint Asset Management, LLC changed its name to ArrowMark Colorado Holdings, LLC. These factors include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such factors are reported to the Board on a quarterly basis.
c.	Fair Value Measurements: As described in Note 1.b. above, the Funds utilize various methods to determine and measure the fair value of investment securities on a recurring basis. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3) that are significant to the fair value instrument. The three levels of the fair value hierarchy are described below:
Level 1 - quoted prices in active markets for identical securities;
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
Level 3 - significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Cost approach is used to value Level 3 holdings. The summary of inputs used to value the Funds’ securities as of December 31, 2017 is as follows:
	Level 1	Level 2	Level 3	Total

Meridian Growth Fund
Common Stocks[1]	$ 1,533,921,498	$ 351,810	$ 5,764,948	$ 1,540,038,256
Short-Term Investments	26,455,000	173,512,065	—	199,967,065
Total Investments	$ 1,560,376,498	$ 173,863,875	$ 5,764,948	$ 1,740,005,321
Meridian Contrarian Fund
Assets:
Common Stocks[1]	$ 612,855,030	$ —	$ —	$ 612,855,030
Short-Term Investments	14,509,000	100,538,328	—	115,047,328
Total Investments - Assets	$ 627,364,030	$ 100,538,328	$ —	$ 727,902,358
Liabilities:
Call Option Written	(2,169,000)	—	—	(2,169,000)
Total Investments - Liabilities	$ (2,169,000)	$ —	$ —	$ (2,169,000)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

	Level 1	Level 2	Level 3	Total
Meridian Equity Income Fund
Assets:
Common Stocks[1]	$ 43,511,440	$ —	$ —	$ 43,511,440
Corporate Bonds	—	3,808,200	—	3,808,200
Call Options Purchased	7,192,055	—	—	7,192,055
Put Options Purchased	1,335,125	—	—	1,335,125
Short-Term Investments	1,091,000	7,237,733	—	8,328,733
Total Investments - Assets	$ 53,129,620	$ 11,045,933	$ —	$ 64,175,553
Liabilities:
Securities Sold Short	(4,542,450)	—	—	(4,542,450)
Put Options Written	(183,150)	—	—	(183,150)
Total Investments - Liabilities	$ (4,725,600)	$ —	$ —	$ (4,725,600)
Meridian Small Cap Growth Fund

Common Stocks[1]	$ 1,203,601,029	$ —	$ 15,003,741	$ 1,218,604,770
Warrants	251,693	—	—	251,693
Short-Term Investments	17,078,000	112,692,545	—	129,770,545
Total Investments	$ 1,220,930,722	$ 112,692,545	$ 15,003,741	$ 1,348,627,008
1 See Schedules of Investments for values in each industry.
The Funds recognize transfers between levels as of the end of the period. During the six-months ended December 31, 2017 there were no reportable transfers between levels.
Reconciliations of Level 3 investments are presented when the Funds had significant amounts of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are reconciliations of Level 3 investments for which significant unobservable inputs were used in determining fair value:
Meridian Growth Fund
	Beginning Balance 07/01/17	Total Purchases	Total Sales	Transfer Out	Ending Balance 12/31/17
Investments in Securities
Common Stocks	$ 5,764,948	$—	$—	$—	$ 5,764,948
Total Level 3	$ 5,764,948	$—	$—	$—	$ 5,764,948

Meridian Small Cap Growth Fund
	Beginning Balance 07/01/17	Total Purchases	Total Sales	Transfer Out	Ending Balance 12/31/17
Investments in Securities
Common Stocks	$ 2,008,733	$ 12,995,008	$—	$—	$ 15,003,741
Total Level 3	$ 2,008,733	$ 12,995,008	$—	$—	$ 15,003,741

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

d.	Investment Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.
e.	Option writing: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
f.	Allocation of Income, Expenses, Gains and Losses: Income, gains and losses are allocated on a daily basis to each share class based on the relative proportion of the net assets of the class to each Fund’s total net assets. Expenses are allocated on the basis of relative net assets of the class to the Fund, or if an expense is specific to a share class, to that specific share class.
g.	Use of Estimates: The preparation of financial statements in accordance with accounting principals generally accepted in the U.S. (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and revenue and expenses at the date of the financial statements. Actual amounts could differ from those estimates, and such differences could be significant.
h.	Foreign Currency Translation: Securities denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of such securities and related dividend and interest income are converted into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments as reported in the Statement of Operations.
i.	Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of their taxable income to their shareholders; therefore, no federal income tax provision is required.
j.	Distributions to Shareholders: The Funds record distributions to shareholders on the ex-dividend date. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.
Distributions which exceed net investment income and net realized capital gains are reported as distributions in excess of net investment income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.
k.	Guarantees and Indemnification: Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses, subject to applicable law. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

2.	Capital Shares Transactions: Transactions in capital shares were as follows:
	Six Months Ended December 31, 2017		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount
Growth Fund:
Legacy Class
Shares sold	367,510	$ 15,246,301	743,062	$ 27,027,734
Shares issued from reinvestment of distributions	2,111,871	87,558,159	181,191	6,579,306
Redemption fees	—	2,665	—	4,157
Shares redeemed	(1,646,592)	(68,362,336)	(4,809,111)	(173,476,960)
Net increase/(decrease)	832,789	$ 34,444,789	(3,884,858)	$(139,865,763)
Institutional Class
Shares sold	3,145,604	$135,630,451	974,564	$ 36,511,151
Shares issued from reinvestment of distributions	351,639	14,571,915	9,317	338,118
Redemption fees	—	15,300	—	3,569
Shares redeemed	(496,931)	(21,040,181)	(84,158)	(3,084,938)
Net increase	3,000,312	$129,177,485	899,723	$ 33,767,900
Class A
Shares sold	11,120	$ 447,616	247,639	$ 8,914,746
Shares issued from reinvestment of distributions	25,410	1,027,828	1,656	58,915
Redemption fees	—	3	—	870
Shares redeemed	(53,552)	(2,162,058)	(84,440)	(3,111,088)
Net increase/(decrease)	(17,022)	$ (686,611)	164,855	$ 5,863,443
Class C
Shares sold	376	$ 14,915	57,906	$ 2,114,227
Shares issued from reinvestment of distributions	5,517	222,398	184	6,582
Redemption fees	—	—	—	—
Shares redeemed	(2,914)	(120,122)	(4,178)	(151,005)
Net increase	2,979	$ 117,191	53,912	$ 1,969,804
Investor Class
Shares sold	168,748	$ 6,936,627	1,584,043	$ 57,278,946
Shares issued from reinvestment of distributions	147,893	6,082,835	7,681	276,949
Redemption fees	—	—	—	11,812
Shares redeemed	(176,929)	(7,273,362)	(330,738)	(12,104,113)
Net increase	139,712	$ 5,746,100	1,260,986	$ 45,463,594

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

	Six Months Ended December 31, 2017		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount
Contrarian Fund:
Legacy Class
Shares sold	33,460	$ 1,431,062	113,954	$ 4,240,515
Shares issued from reinvestment of distributions	1,478,240	61,420,883	76,996	2,909,671
Redemption fees	—	1,343	—	5,023
Shares redeemed	(738,056)	(31,111,661)	(1,945,884)	(71,620,471)
Net increase/(decrease)	773,644	$ 31,741,627	(1,754,934)	$(64,465,262)
Class A
Shares sold	7,745	$ 324,055	3,476	$ 133,084
Shares issued from reinvestment of distributions	753	30,696	32	1,187
Redemption fees	—	—	—	—
Shares redeemed	(3,516)	(142,751)	(2,046)	(75,268)
Net increase	4,982	$ 212,000	1,462	$ 59,003
Class C
Shares sold	—	$ —	671	$ 23,274
Shares issued from reinvestment of distributions	60	2,415	5	178
Redemption fees	—	—	—	—
Shares redeemed	(557)	(22,297)	—	—
Net increase/(decrease)	(497)	$ (19,882)	676	$ 23,452
Investor Class
Shares sold	8,590	$ 363,842	32,595	$ 1,213,260
Shares issued from reinvestment of distributions	6,697	276,556	234	8,820
Redemption fees	—	—	—	—
Shares redeemed	(9,797)	(410,102)	(9,059)	(329,821)
Net increase	5,490	$ 230,296	23,770	$ 892,259

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

	Six Months Ended December 31, 2017		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount
Equity Income Fund:
Legacy Class
Shares sold	5,387	$ 81,270	18,313	$ 230,016
Shares issued from reinvestment of distributions	33,878	539,689	27,689	353,312
Redemption fees	—	—	—	2,223
Shares redeemed	(225,972)	(3,234,531)	(555,322)	(7,109,593)
Net decrease	(186,707)	$(2,613,572)	(509,320)	$(6,524,042)
Class A
Shares sold	52,714	$ 803,508	204,121	$ 2,665,000
Shares issued from reinvestment of distributions	3,351	53,040	201	2,557
Redemption fees	—	—	—	—
Shares redeemed	(873)	(13,824)	(2,264)	(27,878)
Net increase	55,192	$ 842,724	202,058	$ 2,639,679
Class C
Shares sold	—	$ —	81	$ 1,000
Shares issued from reinvestment of distributions	—	—	—	1
Redemption fees	—	—	—	—
Shares redeemed	—	—	(81)	(991)
Net increase	—	$ —	—	$ 10
Investor Class
Shares sold	—	$ —	97	$ 1,200
Shares issued from reinvestment of distributions	191	3,042	114	1,454
Redemption fees	—	—	—	—
Shares redeemed	(754)	(10,632)	(3,830)	(46,759)
Net decrease	(563)	$ (7,590)	(3,619)	$ (44,105)

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

	Six Months Ended December 31, 2017		Year Ended June 30, 2017
	Shares	Amount	Shares	Amount
Small Cap Growth Fund:
Legacy Class
Shares sold	173,887	$ 2,726,506	1,164,941	$ 15,473,251
Shares issued from reinvestment of distributions	157,763	2,513,161	—	—
Redemption fees	—	—	—	252
Shares redeemed	(588,436)	(9,438,492)	(442,884)	(5,950,537)
Net increase/(decrease)	(256,786)	$ (4,198,825)	722,057	$ 9,522,966
Institutional Class
Shares sold	11,069,696	$174,774,536	15,125,423	$210,620,628
Shares issued from reinvestment of distributions	1,018,208	16,260,782	—	—
Redemption fees	—	9,963	—	9,654
Shares redeemed	(1,955,315)	(31,040,478)	(2,795,913)	(38,248,463)
Net increase	10,132,589	$160,004,803	12,329,510	$172,381,819
Class A
Shares sold	977,597	$ 15,085,868	2,567,205	$ 33,980,919
Shares issued from reinvestment of distributions	222,019	3,488,257	—	—
Redemption fees	—	6,697	—	5,957
Shares redeemed	(1,106,133)	(17,206,846)	(1,496,360)	(20,425,585)
Net increase	93,483	$ 1,373,976	1,070,845	$ 13,561,291
Class C
Shares sold	129,531	$ 1,982,914	1,153,901	$ 15,102,239
Shares issued from reinvestment of distributions	110,815	1,718,743	—	—
Redemption fees	—	—	—	1,358
Shares redeemed	(520,790)	(8,021,191)	(151,870)	(2,048,859)
Net increase/(decrease)	(280,444)	$ (4,319,534)	1,002,031	$ 13,054,738
Investor Class
Shares sold	15,508,450	$236,061,891	21,832,528	$294,481,749
Shares issued from reinvestment of distributions	1,592,623	25,306,772	—	—
Redemption fees	—	3,140	—	13,821
Shares redeemed	(3,820,951)	(59,755,011)	(5,577,330)	(76,709,693)
Net increase	13,280,122	$201,616,792	16,255,198	$217,785,877

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

3.	Investment Transactions: The cost of investments purchased and the proceeds from sales of investments, excluding short-term securities and U.S. government obligations, for the six months ended December 31, 2017, were as follows:
	Purchases	Proceeds from Sales
Growth Fund	$319,362,791	$306,114,089
Contrarian Fund	$154,454,074	$172,979,233
Equity Income Fund	$ 9,609,294	$ 14,246,810
Small Cap Growth Fund	$536,137,243	$245,824,210

4.	Other Investment Transactions
a.	Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
b.	Private Placement Securities: Privately issued securities are restricted securities that are offered in a private placement and are generally not registered with the SEC or any federal or state regulatory authority. Securities issued in a private placement are generally "restricted securities" as that term is defined under Rule 144 promulgated under the Securities Act, and may not be resold without registration with the SEC or the availability of an exemption therefrom. There is generally no public trading market for privately offered securities and it is generally not anticipated that a public trading market will develop. There are substantial restrictions on the transfer of privately offered securities. Such securities have limited liquidity that makes it difficult or impossible to sell. An investment in privately issued securities often requires a long-term investment horizon and it may be many years before an investor receives significant distributions from such investment. Due to the lack of public market for privately offered securities, it may be difficult to value the investment.
c.	Securities Lending: The Funds have entered into an agreement with The Bank of New York Mellon (the “Lending Agent”), dated September 23, 2015, (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds or joint repurchase agreements. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash and/or securities as collateral in an amount equal to not less than 102% of the market value of loaned securities. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.
The following table summarizes the securities received as collateral for securities lending:
	Collateral Type	Coupon Range	Maturity Date Range	Market Value
Growth Fund	U.S. Government Obligations	0.00% - 5.38%	1/11/18 - 2/15/47	$55,136,323
Contrarian Fund	U.S. Government Obligations	0.00% - 6.50%	1/11/18 - 2/15/47	24,352,263
Equity Income Fund	U.S. Government Obligations	0.00% - 5.38%	1/31/18 - 2/15/47	2,125,985
Small Cap Growth Fund	U.S. Government Obligations	0.00% - 5.38%	1/11/18 - 2/15/47	42,387,034
Income generated from securities lending is presented in the Statements of Operations. As of December 31, 2017, the total value of securities on loan for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $247,244,191, $134,728,043, $7,587,208, and $166,731,156, respectively. Securities on loan are footnoted in the Schedule of Investments. As of December 31, 2017, the total collateral value for the Growth Fund, Contrarian Fund, Equity Income Fund, and the Small Cap Growth Fund were $228,648,388, $124,890,591, $9,363,718 and $155,079,579, respectively.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

d.	Repurchase Agreements and Joint Repurchase Agreements: The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by the Lending Agent (the “Program”), provided that the value of the underlying collateral, including accrued interest will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of the Lending Agent in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by the Lending Agent.
At December 31, 2017, the market value of repurchase agreements or joint repurchase agreements outstanding for the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund, and the Meridian Small Cap Growth Fund were $173,512,065, $100,538,328, $7,237,733 and $112,692,545, respectively.
e.	Master Netting Arrangements: The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions see Note 4.b.
The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting arrangement as of December 31, 2017:
	Assets
	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received	Net Amount
Growth Fund
Repurchase agreement	$ 173,512,065	$ (173,512,065)[1]	$ —
Contrarian Fund
Repurchase agreement	100,538,328	(100,538,328) [1]	—
Equity Income Fund
Repurchase agreement	7,237,733	(7,237,733) [1]	—
Small Cap Growth Fund
Repurchase agreement	112,692,545	(112,692,545) [1]	—

[1] The amount of collateral presented is limited such that the net amount cannot be less than zero. Collateral received in excess of the market value of securities on loan is not presented in this table.
f.	Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.
In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Average quarterly balances of outstanding derivative financial instruments were as follows.
Meridian Contrarian Fund
Options:
Average value of option contracts purchased	$ 1,595
Average value of option contracts written	$1,084,500
Meridian Equity Income Fund
Options:
Average value of option contracts purchased	$6,117,055
Average value of option contracts written	$ 61,250
For the six months ended December 31, 2017, the effect of equity option positions written can be found in the Statements of Operations under Realized and Unrealized Gain (Loss), Net realized gain on written options and Net change in unrealized appreciation on written options.
g.	Short Sales: The Funds may enter into short sales. A short sale occurs when a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions.
5.	Market and Debt Securities Risk
In the normal course of business, each Funds’ investment activities expose it to various types of risk associated with the financial instruments and markets in which it invests. The significant types of financial risks each Fund is exposed to include market risk and debt securities risk. Each Fund’s prospectus provides details of these and other types of risk.
Market Risk: Market risk refers to the possibility that the market values of securities or other investments that a Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Security values may fall or fail to rise because of a

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

variety of factors affecting (or the market’s perception of) individual companies or other issuers (e.g., an unfavorable earnings report), industries or sectors, or the market as a whole, reducing the value of an investment in a Fund. Accordingly, an investment in the Fund could lose money over short or even long periods. The market values of the securities the Fund holds also can be affected by changes (or perceived changes) in U.S. or foreign economies and financial markets, and the liquidity of these securities, among other factors. In general, equity securities tend to have greater price volatility than debt securities. In addition, stock prices may be sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. As a result, the value of your investments in a Fund may be more or less than the value of your purchase price.
Debt Securities Risk: Each Fund may invest in debt securities of both government and corporate issuers. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. The value of a Fund’s debt securities, including bonds and convertible securities, are affected by movements in interest rates; if interest rates rise, the value of these securities may fall. Generally, the longer the average maturity of a debt security, the greater the change in its value. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect the Fund’s net asset value, but not the income it receives from debt securities it owns. Debt securities are also subject to credit, liquidity risk and prepayment and extension risk. Credit risk is the risk that the entity that issued a debt security may become unable to make payments of principal and interest, and includes the risk of default. Liquidity risk is the risk that a Fund may not be able to sell portfolio securities because there are too few buyers for them. Prepayment and extension risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If a loan or security is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the portfolio managers may not be able to invest the proceeds in securities or loans providing as high a level of income, resulting in a reduced yield to a Fund. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates or wider spreads because a Fund’s investments are locked in at a lower rate for a longer period of time.
6.	Affiliate Transactions and Fees
Management Fees: Under the Investment Management Agreement, the Adviser receives the following fees for providing certain investment management and other services necessary for managing each Fund. The fee is paid monthly in arrears and calculated based on that month’s daily average net assets.
Growth Fund:		Contrarian and Small Cap Growth Funds:
Average Daily Net Assets	Investment Management Fee	Average Daily Net Assets	Investment Management Fee
Up to $50,000,000	1.00%	Greater than $0	1.00%
Greater than $50,000,000	0.75%
Equity Income Fund:
Average Daily Net Assets	Investment Management Fee
Up to $10,000,000	1.00%
$10,000,001 to $30,000,000	0.90%
$30,000,001 to $50,000,000	0.80%
Greater than $50,000,000	0.70%
Distribution Plan for Class A and Class C shares: Each Fund has entered into and adopted a Distribution Plan for Class A and Class C shares. Under the Distribution Plan, the Funds may pay ALPS Distributors, Inc. (the “Distributor”), and/or eligible financial intermediaries a fee for services and expenses related to the sale and distribution of the Funds’ Class A and Class C at an annual rate of up to 0.25% and 1.00% of average daily net assets for Class A and Class C shares, respectively.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

For the six months ended December 31, 2017, the distributor received commissions in the amounts of $818, $6,779, $572 and $32,811 for Class A of Growth Fund, Contrarian Fund, Equity Income Fund and Small Cap Growth Fund, respectively. The Growth Fund, Contrarian Fund and Small Cap Growth Fund also paid CDSC fees in the amount of $722, $190 and $1,810 to distributors for Class C.
Waivers and Reimbursements of Expenses: The Adviser voluntarily agreed to waive its investment advisory fees and reimburse operating expenses, to the extent that total annual operating expenses for the Funds exceeds the expense limitations listed below. With respect to these limits, the Adviser waived the fees listed below during the year ended December 31, 2017.
	Expense Limitation	Total Waivers and Reimbursements for the six months ended December 31, 2017
Growth Fund
Institutional Class	0.90%	$—
Class A	1.55%	$—
Class C	2.25%	$—
Investor Class	1.30%	$—
Contrarian Fund
Class A	1.60%	$—
Class C	2.20%	$—
Investor Class	1.35%	$—
Equity Income Fund
Legacy Class	1.25%	$—
Class A	1.60%	$—
Class C	2.00%	$—
Investor Class	1.35%	$—
Small Cap Growth Fund
Legacy Class	1.20%	$—
Institutional Class	1.10%	$—
Class A	1.49%	$—
Class C	2.25%	$—
Investor Class	1.35%	$—

Subject to the approval of the Board, the Funds may repay the Adviser the amount of its reimbursement for the Funds for up to three years following the reimbursement to the extent the Funds’ expenses drop below the expense limitations, after giving effect to repayment by the Fund. Either the Fund or the Adviser can modify or terminate this arrangement after one year from the date of the current prospectus. For the six months ended December 31, 2017, the Adviser recouped $2,997, $19,080, and $22,523 from the Contrarian Fund, Equity Income Fund and Small Cap Growth Fund, respectively.

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

At December 31, 2017, the balance of carried forward recoupable expenses along with the year of expiration for each Fund were as follows:
	Expiration June 30,
	2018	2019	2020
Growth Fund	—	—	—
Contrarian Fund	20,429	—	—
Equity Income Fund	25,419	216	3
Small Cap Growth Fund	6,441	34,831	51,347

7.	Directors and Officers: Certain Directors and/or Officers of the Funds are also Directors and/or Officers of the Adviser. Directors and Officers of the Funds who are Directors and/or Officers of the Adviser receive no compensation from the Funds. Each Non-Interested Director is paid an annual fee set at $40,000. An additional $5,000 is paid to each Non-Interested Director for attendance at each in-person meeting of the Board and an additional $1,000 is paid to each Non-Interested Director for participating in a telephonic meeting of the Board. An additional $3,000 is paid to each member of the Audit or Governance Committee of the Board for attendance at an in-person Audit or Governance Committee meeting and an additional $1,000 is paid to each member of the Audit or Governance Committee of the Board for participating in a telephonic Audit or Governance Committee meeting.
An additional $10,000 is paid to the Chairman of the Board and the Chairman of a Committee of the Board. The Chairman of the Board also receives an additional $2,500 for attending each in-person meeting of the Board. The Chairman of a Committee receives an additional $2,000 for attending each in-person Committee meeting.
8.	Distribution Information: Income and long-term capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The tax character of distributions made during the fiscal year ended June 30, 2017, is as follows:
	2017 Taxable Distributions
	Ordinary Income	Net Long-Term Capital Gain	Total Distributions
Growth Fund	7,440,786	—	7,440,786
Contrarian Fund	—	3,004,528	3,004,528
Equity Income Fund	366,908	—	366,908
Small Cap Growth Fund	—	—	—
9.	Federal Income Taxes Information: Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12-months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months ended December 31, 2017, the Funds did not incur any interest or penalties.
The aggregate cost of investments, unrealized appreciation and depreciation, for federal income tax purposes, at December 31, 2017 is as follows:

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Meridian Fund, Inc.
Notes to Financial Statements (continued)
For the Six Months ended December 31, 2017

	Aggregrate Cost	Aggregrate Gross Unrealized Appreciation	Aggregrate Gross Unrealized Depreciation	Net Unrealized Appreciation
Growth Fund	$1,391,659,198	$417,655,023	$(69,308,900)	$348,346,123
Contrarian Fund	546,569,529	186,011,421	(6,686,309)	179,325,112
Equity Income Fund	45,209,852	21,232,285	(2,837,140)	18,395,145
Small Cap Growth Fund	1,163,039,196	217,684,111	(32,096,299)	185,587,812
The Growth Fund and the Small Cap Growth Fund utilized capital loss carryover of $36,672,291 and $8,965,770, respectively.
Under the Regulated Investment Company Modernization Act of 2010, the eight-year limit on the carry forward and use of capital losses was eliminated and capital losses incurred by the Funds after June 30, 2011 will not be subject to expiration. In addition, losses incurred after June 30, 2011 will retain their character as either a short-term or long-term capital loss on the first day of the next taxable year and must be utilized prior to the losses incurred in pre-enactment taxable years.
10.	Subsequent Events: Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:
Effective February 13, 2018, PricewaterhouseCoopers LLP (“PwC”) ceased serving as the independent registered public accounting firm to the Funds. The Audit Committee of the Board participated in, and approved, the decision to change the independent registered public accounting firm. PwC’s reports on the Funds’ financial statements for the fiscal periods ended June 30, 2017 and June 30, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Funds’ fiscal periods ended June 30, 2017 and June 30, 2016 and the subsequent interim period through February 13, 2018, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.
The Audit Committee of the Board approved the engagement of Cohen and Co. (“Cohen”) as the Funds’ independent registered public accounting firm for the fiscal year ending June 30, 2018. The selection of Cohen does not reflect any disagreements with or dissatisfaction by the Funds or the Board with the performance of the Funds’ prior independent registered public accounting firm, PwC. During the Funds’ fiscal periods ended June 30, 2017 and June 30, 2016 and the subsequent interim period through February 13, 2018, neither the Funds, nor anyone on its behalf, consulted with Cohen on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

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Board Consideration of Management Agreement with ArrowMark Colorado Holdings, LLC
The Board of Directors (the “Board”) of Meridian Fund, Inc. (the “Company”), including all of the Directors who have no direct or indirect interest in the Management Agreement (as defined below) and are not “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), unanimously approved an investment management agreement (“Management Agreement”) between ArrowMark Colorado Holdings, LLC (the “Adviser”) and the Company, on behalf of the Meridian Growth Fund, Meridian Contrarian Fund, Meridian Equity Income Fund and Meridian Small Cap Growth Fund (each, a “Fund” and collectively, the “Funds”), at a meeting held on August 8, 2017. As detailed below, at the meeting held on August 8, 2017 and at meetings leading up to this meeting, the Board reviewed and considered a variety of information relating to the approval of the Management Agreement.
Prior to approving the Management Agreement, the Board requested, received and evaluated extensive information and materials about the Adviser and its relationship with the Funds. In this regard, the Board reviewed, among other information, the Adviser’s responses to detailed requests submitted by the Independent Directors’ independent legal counsel (“Independent Counsel”). The Board also consulted with Independent Counsel, with whom the Board met separately. Independent Counsel advised the Board on the legal standards for consideration of the Management Agreement and otherwise assisted the Board in its deliberations.
The Board considered a variety of factors and reviewed a significant amount of information in connection with its consideration and approval of the Management Agreement. The summary set forth below of the Board’s deliberations and considerations of various factors is not intended to be exhaustive but, rather, to highlight a number of the key factors considered. The approval determinations were made on the basis of each Director’s business judgment after consideration of all information presented and reviewed by the Board. In its deliberations, the Board did not identify any single item that was paramount or controlling and individual Directors may have attributed different weights to various factors. The Board considered all information available to them.
Nature, Extent and Quality of Services to be Provided
The Board reviewed and analyzed materials and information concerning the background, experience and capabilities of the Adviser’s portfolio managers and its other investment and administrative personnel. The Board considered, among other factors, the capabilities and quality of the Adviser’s investment management, research and trade execution personnel and other resources that would be dedicated to providing services to the Funds. The Board also considered the Adviser’s ability to provide administrative and operational services to the Funds and the financial condition of the Adviser including its financial capacity to perform the services required under the Investment Management Agreement. In addition, the Board considered matters related to the Adviser’s compliance programs and its compliance history, as well as the Adviser’s representation that it was not the subject of any legal, regulatory or other proceedings likely to have a material adverse effect on its ability to provide services to the Funds.
The Board reviewed information provided by the Adviser regarding various service provider arrangements and considered the ability of the Adviser to administer and oversee outside service providers to the Funds. The Board also considered the ability of the Adviser, based on its resources, reputation and other attributes, to attract, compensate and retain qualified investment professionals. In this regard, the Board considered the fact that the Adviser’s resources are expanding and that the Funds and their shareholders have the potential to benefit from those additional resources.
The Board concluded that the Adviser performs an appropriate range of high quality services for the Funds, that the Adviser has the financial capability to continue to perform those services for the Funds and that the Adviser effectively manages and oversees services that are performed by outside service providers.
Investment Advisory Fee Rate and Other Expenses
The Board reviewed and considered the contractual investment advisory fee rate to be paid by the Funds to the Adviser for investment management services under the Management Agreement. The Board also reviewed and considered information regarding each Fund’s total expense ratio and its various expense components. The investment advisory fee rates and expense ratios for each Fund were compared against a peer group for each such Fund. The peer group for each Fund was defined by an independent third-party provider of market data. The Board noted that the investment advisory fees and expenses of the Meridian Growth Fund were less than the average of its peer group, that the investment advisory fees and expenses of the Meridian Small Cap Growth Fund were approximately equal to the average of its peer group, and that investment advisory fees and expenses of the Meridian Contrarian Fund and the Meridian Equity Income Fund were slightly above the average fees and expenses of their respective peer group. The Board also considered the Adviser’s commitment to cap the total operating expense ratios for the Funds by waiving and/or reimbursing certain expenses.

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With respect to other accounts managed by the Adviser, the Board noted that the Adviser provides sub-advisory services for other fund complexes for a management fee that is less than the fee paid by the respective Fund with a comparable investment strategy. The Board noted that the services provided by the Adviser for the Funds are much more extensive with respect to compliance, operational, shareholder servicing and proxy voting activities than are provided under the sub-advisory arrangements. The Board also noted that the Adviser provides investment management services to certain foundations, pensions, employee retirement plans and UCITs. The Board considered how the scope of services and investment management fees that relate to these accounts compares to the scope of services and fees that relate to the Funds.
The Board concluded that the investment advisory fee rates to be paid by the Funds are reasonable in light of the services covered by the Investment Management Agreement and that the expense structure of the Funds supported the approval of the Investment Management Agreement.
Fund Performance
The Board evaluated the performance of each Fund during certain time periods against each Fund’s peer group and certain benchmarks. The Board noted that its ability to evaluate Fund performance continues to be somewhat limited by the fact that the Adviser has only managed the Funds since September 2013 (or in the case of the Meridian Small Cap Growth Fund, since its inception in December 2013).
The Board noted that all four Funds outperformed their respective benchmark and performance universe average during the one-year period ended May 31, 2017; that all four Funds outperformed their respective benchmark and performance universe average during the three-year period ended May 31, 2017, except that the Equity Income Fund slightly underperformed relative to its benchmark; and that during the five-year period ended May 31, 2017, the three Funds then in existence (all but the Small Cap Growth Fund) were in-line with or slightly underperformed their respective benchmark and performance universe average. Based on its review, the Board concluded that Fund performance was satisfactory and that it supported the approval of the Management Agreement.
Cost of Services to be Provided and Profitability
The Board evaluated an expense and profitability analysis provided by the Adviser with respect to its management of each Fund. The analysis contained expense and profitability information for each Fund for the six-month period ended June 30, 2017 and estimated expense and profitability information for the years ended December 31, 2017, 2018 and 2019. For each Fund and for each time period presented, the Board evaluated the Adviser’s estimated profitability.
The Board noted that in the six-months ended June 30, 2017, the Adviser estimated a moderate pre-tax profit margin (including distribution fees) in connection with its management of the Growth Fund, Contrarian Fund and Small Cap Growth Fund and a relatively small pre-tax loss in connection with its management of the Equity Income Fund. Based on certain assumptions related to growth in assets under management for each Fund, the Adviser estimated relatively small improvements in pre-tax profit margin for each Fund over the course of 2018 and 2019.
The Board considered assumptions made with respect to growth in assets under management in each Fund. They also noted that after 2015 the Adviser made certain changes to its expense allocation method to refine the allocation of expenses to each Fund. The Board evaluated the Adviser’s profitability estimates against profit margins that have been found by courts to be reasonable. Based on its evaluation, the Board concluded that the Adviser’s estimated profitability in managing each Fund is reasonable and not excessive.
Economies of Scale
The Board received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of economies of scale. The Board noted that the Adviser reported that it has invested and continues to invest significant resources in enhancing its investment, distribution and operational infrastructure in order to provide higher quality service to the Funds and their shareholders, and that those investments have the potential to result in economies of scale for the Adviser over time. However, in the near term the Adviser has reported diseconomies of scale given declining asset levels and the significant investments made by it since assuming responsibility for management of the Funds. The Board noted that, because of these factors, the Adviser anticipates declining profit margins and a lack of economies of scale during the near term.
Based on its evaluation, the Board concluded that the Adviser has not yet realized economies of scale that could be shared with the Funds or their shareholders. The Board also concluded that such economies of scale are not expected to be realized in the foreseeable future.

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Other Benefits to the Adviser
The Board received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by the Adviser and its affiliates as a result of their relationships with the Funds. The Board noted that the Adviser benefits from soft dollar arrangements using portfolio brokerage for the Funds. The Board also considered that the Adviser and its affiliates may derive reputational benefits from their association with the Funds that may lead to other investment management opportunities. The Board concluded that the fall-out benefits that may be received by the Adviser and its affiliates are reasonable.
Summary
After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided, the entire Board, including all the Independent Directors, approved the Management Agreement.

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Meridian Fund, Inc.
Glossary of Terms Used in this Report (Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested distributions and capital gains, if any) over the time period being considered.
Call Option: An agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other instrument at a specified price within a specific time period.
Russell 2000® Growth Index: An index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Russell 2500® Growth Index: Measures the performances of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell 2500® Index: Measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500™ is a subset of the Russell 3000® Index.
S&P 500® Index: A commonly recognized market-capitalization-weighted index of 500 widely held equity securities, designed to measure broad U. S. equity performance.

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MERIDIAN FUND, INC. PRIVACY POLICY NOTICE

Meridian Fund, Inc. shareholders are entitled to know how we protect personal information and how we limit disclosure.
Information sources. We obtain nonpublic personal information about our shareholders from the following sources:
•	Applications or other forms
•	Transactions with us, our affiliates, or others
Protection of information. We do not disclose any nonpublic personal information about current or former shareholders, except as permitted or required by law. Personal information refers to information that personally identifies you or your financial accounts. This includes among other items, your social security numbers, your address and account transactions. We do not sell your personal information to anyone.
Disclosure of information. We may send your financial adviser or other financial intermediaries or individuals (as designated by you) copies of confirmations, quarterly account statements and other documents reporting activity in your accounts. We may also provide your personal information to firms that assist us in servicing your account, such as our transfer agent. If at any time in the future it is necessary to disclose your personal information in a way that is inconsistent with this policy, we will give you advance notice of the proposed change so that you will have the opportunity to opt out of such disclosure. We will not disclose your personal information to any other unaffiliated third parties, except as permitted or required by law, unless you have specifically asked us to do so; that is, opted in.
Security measures. To protect your personal information, we permit access only by authorized employees or service providers. We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer products or provide services to you, for example, when responding to questions directly related to your account. If you ever find that your account information is incomplete, inaccurate or not current, please write to us at Meridian Fund, Inc., P.O. Box 9792, Providence, RI 02940 or call us at 1-800-446-6662. This privacy policy applies to all Meridian Fund, Inc. accounts you presently have, or may open in the future using your social security number, whether or not you remain a shareholder of a Fund. If you have any questions or concerns, please contact us at the address or telephone number above.

For more information about MERIDIAN FUND, INC. the following documents are available free upon request. You can download shareholder reports and the Funds’ Statement of Additional Information at no cost from our website at www.meridianfund.com.
Annual/Semi-annual Reports:
The Funds’ Annual and Semi-annual Reports to Shareholders contain detailed information about the Funds’ portfolios.
In the Funds’ Annual Report, you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year.
Statement of Additional Information (SAI):
The SAI provides additional information about the Funds, including operations and investment strategies. It is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.
You may obtain free copies of the reports and the SAI, request other information or make shareholder inquiries, by visiting the Meridian Fund, Inc. website at www.meridianfund.com. To request additional information or to speak with a representative of the Funds, contact us at:
MERIDIAN FUND, INC.
P.O. Box 9792
Providence, RI 02940
1-800-446-6662
You can also review the Funds’ reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the commission at 202-551-8090. In addition, you can get text-only copies:
•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-551-8090
•	Free from the Commission’s Website at http://www.sec.gov.
(Investment Company Act File No. 811-04014)

Meridian Fund, Inc.
Other Information (Unaudited)
December 31, 2017
Proxy Voting Guidelines
The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free (800) 446-6662. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.
Quarterly Portfolio Disclosure
The Adviser files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 446-6662. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Contact Us
By phone from 9:00 AM to 6:00 PM EST on any business day at the following if you are an:
Individual Investor:
(800) 446-6662
Institutional Investor:
(303) 398-2929
Financial Advisor:
(877) 796-3434
Key Information
Investment Adviser
ArrowMark Colorado Holdings, LLC
100 Fillmore Street, Suite 325
Denver, CO 80206
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Administrator, Transfer Agent and Disbursing Agent
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286
Counsel
Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, CO 80202
Independent Registered Public Accounting Firm
Cohen and Co.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115
Directors and Officers
Directors
James Bernard Glavin, Chairman
Guy M. Arnold
John S. Emrich
Michael S. Erickson
Edward F. Keely
Michael Stolper*
Officers
David Corkins, President
Derek Mullins, Chief Financial Officer and Treasurer
Richard Grove, Vice President, Secretary and Chief
Compliance Officer
Katie Jones, Assistant Treasurer
*Interested Director

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Meridian Fund, Inc.®

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David J. Corkins
David J. Corkins
Principal Executive Officer and President

Date March 2, 2018

By (Signature and Title)*	/s/ Derek J. Mullins
Derek J. Mullins
Principal Financial Officer and Treasurer

Date March 2, 2018

*	Print the name and title of each signing officer under his or her signature.